EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-11,
                   Asset-Backed Certificates, Series 2005-11

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus.

      Preliminary Structural and Collateral Term Sheet September 16, 2005
------------------------------------------------------------------------------
                                 $907,711,000
                                (Approximate)
                        GSAA Home Equity Trust 2005-11
                   GS Mortgage Securities Corp., Depositor
                          Asset-Backed Certificates

Overview of the Offered Certificates
------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                 Approximate                   Primary           Expected     Initial      Estimated    Principal      S&P /Moody's
                  Principal   Certificate     Collateral          Credit    Pass-Through   Avg. Life     Payment        Expected
 Certificates     Balance(1)     Type           Group           Support(3)    Rate (4)      (yrs)(5)   Window(5)(6)      Ratings
-----------------------------------------------------------------------------------------------------------------------------------
     1A1        $104,203,000      Sr          Group I (2)         16.53%    LIBOR + [ ]%      2.39     10/05 - 02/12      AAA/Aaa
     1A2         $11,579,000      Sr          Group I (2)         7.25%     LIBOR + [ ]%      2.39     10/05 - 02/12      AAA/Aaa
     2A1        $101,194,000      Sr          Group II (2)        16.53%    LIBOR + [ ]%      2.39     10/05 - 02/12      AAA/Aaa
     2A2         $11,244,000      Sr          Group II (2)        7.25%     LIBOR + [ ]%      2.39     10/05 - 02/12      AAA/Aaa
     3A1        $300,000,000      Sr         Group III (2)        16.53%    LIBOR + [ ]%      2.39     10/05 - 02/12      AAA/Aaa
     3A2         $33,334,000      Sr         Group III (2)        7.25%     LIBOR + [ ]%      2.39     10/05 - 02/12      AAA/Aaa
     3A3        $171,244,000      Sr         Group III (2)        7.25%     LIBOR + [ ]%      1.00     10/05 - 12/07      AAA/Aaa
     3A4         $53,842,000      Sr         Group III (2)        7.25%     LIBOR + [ ]%      3.00     12/07 - 09/09      AAA/Aaa
     3A5         $63,769,000      Sr         Group III (2)        7.25%     LIBOR + [ ]%      5.62     09/09 - 02/12      AAA/Aaa
     M-1         $23,838,000     Sub      Group I, II and III     4.65%     LIBOR + [ ]%      4.43     11/08 - 02/12       AA/Aa2
     M-2          $7,793,000     Sub      Group I, II and III     3.80%     LIBOR + [ ]%      4.41     11/08 - 02/12      AA-/Aa3
     M-3          $7,335,000     Sub      Group I, II and III     3.00%     LIBOR + [ ]%      4.41     11/08 - 02/12        A/A2
     M-4          $4,584,000     Sub      Group I, II and III     2.50%     LIBOR + [ ]%      4.38     10/08 - 02/12       A-/A3
     B-1          $4,584,000     Sub      Group I, II and III     2.00%     LIBOR + [ ]%      4.32     10/08 - 02/12     BBB+/Baa1
     B-2          $4,584,000     Sub      Group I, II and III     1.50%     LIBOR + [ ]%      4.15     10/08 - 07/11      BBB/Baa2
     B-3          $4,584,000     Sub      Group I, II and III     1.00%     LIBOR + [ ]%      3.82     10/08 - 09/10     BBB-/Baa3
-----------------------------------------------------------------------------------------------------------------------------------
    TOTAL        $907,711,000
-----------------------------------------------------------------------------------------------------------------------------------

Overview of the Non-offered Certificates
----------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
     B-4          $4,584,000    Sub       Group I, II and III     0.50%     [ ]%               N/A          N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------

(1) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month forward at 6% CPR.
(2) The Class 1A1, Class 1A2, Class 2A1, Class 2A2, Class 3A1, Class 3A2, Class 3A3, Class 3A4 and Class 3A5 Certificates are entitled to receive principal payments primarily from the primary collateral group indicated. Under certain circumstances, the Class 1A1, Class 1A2, Class 2A1, Class 2A2, Class 3A1, Class 3A2, Class 3A3, Class 3A4 and Class 3A5 Certificates may receive principal payments from the other collateral group.
(3)  Fully funded overcollateralization of approximately 0.50%.
(4) See the "Structure of the Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the Offered Certificates.
(5) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.
(6) The stated final maturity date for the certificates is the Distribution Date in September 2035.

Selected Mortgage Pool Data (7)
-------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                         Group I          Group II        Group III        Aggregate
----------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                         $125,492,709      $121,866,818      $674,344,011     $921,703,538
Number of Mortgage Loans:                                     611               617             1,932            3,160
Average Scheduled Principal Balance:                     $205,389          $197,515          $349,039         $291,678
Interest Only Loans:                                       87.36%            88.25%            92.40%           91.17%
Weighted Average Gross Coupon:                             6.150%            6.174%            5.910%           5.978%
Weighted Average Net Coupon(8):                            5.865%            5.837%            5.641%           5.697%
Weighted Average FICO Score:                                  712               707               718              716
Weighted Average Original LTV Ratio:                       79.44%            79.94%            76.55%           77.39%
Weighted Average Stated Remaining Term (months):              358               357               359              358
Weighted Average Seasoning (months):                            2                 3                 1                2
Weighted Average Months to Roll:                               39                54                48               47
Weighted Average Gross Margin:                              2.57%             2.43%             2.37%            2.41%
Weighted Average Initial Rate Cap:                          4.46%             4.81%             4.97%            4.88%
Weighted Average Periodic Rate Cap:                         1.37%             1.75%             1.60%            1.59%
Weighted Average Gross Maximum Lifetime                    11.86%            11.28%            11.61%           11.60%
Rate:
----------------------------------------------------------------------------------------------------------------------

(7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

0 The mortgage loans in the transaction consist of Alt-A type, adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by GreenPoint Mortgage Funding, Inc.
     ("GreenPoint") (39.28%), SunTrust Mortgage, Inc. ("SunTrust") (15.23%), National City Mortgage Company ("NatCity") (11.09%) and others (1.07%) or purchased through the Goldman Sachs Residential Mortgage Conduit (33.33%).

0 The Mortgage Loans will be serviced or sub-serviced by GreenPoint (39.28%), Countrywide Home Loans Servicing, LP (34.34%), SunTrust (15.23%), NatCity (11.09%) and Wells Fargo Home Mortgage, Inc. ("Wells Fargo") (0.06%).

0 Credit support for the certificates will be provided through a senior/subordinate structure, upfront fully funded overcollateralization of approximately 0.50%, excess spread and mortgage insurance.

0 None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

0 None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

0 The transaction will be modeled on INTEX as GSAA0511 and on Bloomberg as GSAA 05-11.

0 This transaction will contain a swap agreement with an initial swap notional amount of approximately $922,169,822. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of 4.254% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider. See page 28 for swap agreement details.

0 The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:             September 29, 2005

Cut-Off Date:                      September 1, 2005

Statistical Calculation Date:      August 1, 2005

Expected Pricing Date:             On or before September 16, 2005

First Distribution Date:           October 25, 2005


Key Terms
---------

Offered Certificates:              Class A, Class M, Class B-1, Class B-2 and
                                   Class B-3 Certificates

Non-Offered Certificates:          Class B-4 Certificates, the Class X
                                   Certificates and the Class R Certificates

LIBOR Certificates:                Class A, Class M, Class B-1, Class B-2 and
                                   Class B-3 Certificates

Principal Certificates:            Class A, Class M and Class B Certificates

Class A Certificates:              Class 1A, Class 2A and Class 3A
                                   Certificates

Class 1A Certificates:             Class 1A1 and Class 1A2 Certificates

Class 2A Certificates:             Class 2A1 and Class 2A2 Certificates

Class 3A Certificates:             Class 3A1, Class 3A2, Class 3A3, Class 3A4
                                   and Class 3A5 Certificates

Class M Certificates:              Class M-1, Class M-2, Class M-3 and Class
                                   M-4 Certificates

Class B Certificates:              Class B-1, Class B-2, Class B-3 and Class
                                   B-4 Certificates

Class R Certificates:              Class R-1 and Class R-2 Certificates. The
                                   Class R Certificates are not being offered hereby.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Depositor:                         GS Mortgage Securities Corp.

Subordinate Certificates:          Class M and Class B Certificates

Underwriter:                       Goldman, Sachs & Co.

Servicers:                         GreenPoint, Countrywide, SunTrust, NatCity
                                   and Wells Fargo

Trustee:                           Wachovia Bank, NA

Securities Administrator:          JP Morgan Chase Bank, NA

Master Servicer:                   JP Morgan Chase Bank, NA

Custodians:                        Deutsche Bank National Trust Company and
                                   J.P. Morgan Trust Company

Swap Provider:                     TBD

Servicing Fee Rates:               25.0 bps (79.68%)
                                   37.5 bps (20.32%)

Expense Fee Rate:                  The Servicing Fee Rate and any lender-paid
                                   mortgage insurance

Distribution Date:                 25th day of the month or the next Business
                                   Day

Record Date:                       For any Distribution Date, the last
                                   Business Day of the Interest Accrual
                                   Period.

Delay Days:                        24 day delay on the Non-Offered
                                   Certificates 0 day delay on the Offered
                                   Certificates

Day Count:                         Actual/360 basis for the LIBOR Certificates
                                   and 30/360 basis for the Non-Offered
                                   Certificates.

Prepayment Period:                 The calendar month prior to the
                                   Distribution Date

Due Period:                        The period commencing on the second day of
                                   the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Interest Accrual Period:           For the LIBOR Certificates, from the prior
                                   Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date. For the Non-Offered Certificates, the calendar month immediately preceding the then current Distribution Date.

Pricing Prepayment                 30% CPR
Assumption:

Group I Mortgage Loans:            Approximately $125,492,709 of Mortgage
                                   Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie
                                   Mae and Freddie Mac.

Group II Mortgage Loans:           Approximately $121,866,818 of Mortgage
                                   Loans with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac.

Group III Mortgage Loans:          Approximately $674,344,011 of Mortgage
                                   Loans with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread:                     The initial weighted average net coupon of
                                   the mortgage pool will be greater than the interest payments on the Principal
                                   Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical
                                   Calculation Date:

                                   Initial Gross WAC (1):                                                    5.9779%

                                     Less Fees & Expenses (2):                                               0.2809%
                                                                                                             -------

                                   Net WAC (1):                                                              5.6970%

                                     Less Initial Principal Certificate Coupon (Approx.)(1)(3):              3.9678%

                                     Less Initial Swap Outflow:(3)                                           0.5485%
                                                                                                             -------

                                   Initial Excess Spread (1):                                                1.1807%


                                          (1)   This amount will vary on each distribution date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.

                                          (2)   Includes the Servicing Fee and any lender-paid mortgage insurance.

                                          (3)   Assumes 1-month LIBOR equal to 3.70%, initial marketing spreads and a 30-day month. This amount will vary on each distribution date based on changes to the weighted average Pass-Through Rates on the
                                                Principal Certificates as well as any changes in day count.

Servicer Advancing:                Yes, as to principal and interest, subject
                                   to recoverability.

Compensating Interest:             Each Servicer, with the exception of
                                   SunTrust, shall provide Compensating
                                   Interest equal to the lesser of (A) the
                                   aggregate of the prepayment interest
                                   shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments on the
                                   Mortgage Loans during the related
                                   Prepayment Period and (B) (i) half of its aggregate Servicing Fee received for the related Distribution Date in the case of Countrywide, GreenPoint and Wells Fargo or
                                   (ii) its aggregate Servicing Fee received for the related Distribution Date in the case of NatCity. SunTrust will provide
                                   Compensating Interest equal to the
                                   aggregate of the prepayment interest
                                   shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments on the
                                   Mortgage Loans during the related
                                   Prepayment Period.

Optional Clean-up Call:            The transaction has a 10% optional clean-up
                                   call.

Retention of Servicing:            Although the Depositor will transfer all
                                   right, title and interest in the Mortgage
                                   Loans to the trust, with respect to certain of the Mortgage Loans the Depositor or an affiliate of the Depositor will retain the right to terminate the Servicer of those Mortgage Loans without cause and transfer the servicing to a third party. The
                                   Mortgage Loans affected by this right will be serviced as of the Closing Date by Countrywide and represent approximately
                                   33.33% of the aggregate principal balance of the Mortgage Loans as of the Statistical
                                   Calculation Date. Should the Depositor or such affiliate choose to do so, the transfer must meet certain conditions set forth in the master servicing and trust agreement, including that the Depositor or such affiliate of the Depositor must provide 30 days' notice, the terminated
                                   Servicer must be reimbursed for any
                                   unreimbursed Monthly Advances, Servicing
                                   Fees and any related expenses, and the
                                   replacement Servicer must be qualified to service mortgage loans for Fannie Mae and Freddie Mac. Any such successor must be reasonably acceptable to the Master
                                   Servicer, and requires the receipt of
                                   confirmation from the Rating Agencies that the transfer of the servicing of these Mortgage Loans will not result in a downgrade, qualification or withdrawal of the then-current rating of the
                                   Certificates.

Rating Agencies:                   Standard & Poor's Ratings Services, a
                                   division of The McGraw-Hill Companies,
                                   Inc., and Moody's Investors Service, Inc.

Minimum Denomination:              $50,000 with regard to each of the Offered
                                   Certificates.

Legal Investment:                  It is anticipated that Class A, Class M-1,
                                   Class M-2, and the Class R Certificates
                                   will be SMMEA eligible.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

ERISA Eligible:                    Underwriter's exemption is expected to
                                   apply to the Offered Certificates. However, prospective purchasers should consult their own counsel.

Tax Treatment:                     All Principal Certificates represent REMIC
                                   regular interests subject to certain rights and obligations in respect to the swap agreement; the trustee will treat the rights and obligations in respect of the swap agreement as a position in a notional principal contract. The Class R-1 and Class
                                   R-2 Certificates each represent the
                                   residual interest in a REMIC.

Prospectus:                        The Offered Certificates will be offered
                                   pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                   "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the
                                   Prospectus shall govern in all respects.
                                   Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                   PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                   FOR A DESCRIPTION OF INFORMATION THAT
                                   SHOULD BE CONSIDERED IN CONNECTION WITH AN
                                   INVESTMENT IN THE OFFERED CERTIFICATES.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Certificates
-----------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition "Principal Distributions on the Offered Certificates". Prior to the Step-Down Date or so long as a Trigger Event is in effect, all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates and Non-Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates and Non-Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to maintain the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap, and in the case of the Class A Certificates, a Loan Group Cap. Interest will be paid monthly on the Non-Offered Certificates at a specified rate that will step up after the date on which the Optional Clean-up Call is exercisable, subject to the WAC Cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through-Rate attributable to the WAC Cap or the applicable Loan Group Cap will be carried forward with interest at the applicable Pass-Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates. Such carry forward amount will not be paid back after the certificate principal balance of the applicable class has been reduced to zero.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 0.50% overcollateralization (fully funded upfront) (after the Step-Down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 1.00% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-Off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Statistical Calculation Date, all of the Mortgage Loans with original LTVs greater than 80% are covered by borrower and/or lender paid mortgage insurance.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the Subordinate Certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in October 2008; and
(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 14.50%.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

--------------------------------------------------------------------------------
    Class       Initial Subordination Percentage     Step-Down Date Percentage
--------------------------------------------------------------------------------
      A                     7.25%                              14.50%
--------------------------------------------------------------------------------
     M-1                    4.65%                              9.30%
--------------------------------------------------------------------------------
     M-2                    3.80%                              7.60%
--------------------------------------------------------------------------------
     M-3                    3.00%                              6.00%
--------------------------------------------------------------------------------
     M-4                    2.50%                              5.00%
--------------------------------------------------------------------------------
     B-1                    2.00%                              4.00%
--------------------------------------------------------------------------------
     B-2                    1.50%                              3.00%
--------------------------------------------------------------------------------
     B-3                    1.00%                              2.00%
--------------------------------------------------------------------------------
     B-4                    0.50%                              1.00%
--------------------------------------------------------------------------------

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Credit Enhancement Percentage for the Class A Certificates (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

----------------------------------------------------------------------------------------------------------------
          Distribution Date                             Cumulative Realized Loss Percentage:
----------------------------------------------------------------------------------------------------------------
October 2007 - September 2008         0.25% for the first month, plus an additional 1/12th of 0.350% for each month thereafter (e.g., approximately 0.279% in November 2007)
----------------------------------------------------------------------------------------------------------------
October 2008 - September 2009         0.60% for the first month, plus an additional 1/12th of 0.350% for each month thereafter (e.g., approximately 0.629% in November 2008)
----------------------------------------------------------------------------------------------------------------
October 2009 - September 2010         0.95% for the first month, plus an additional 1/12th of 0.300% for each month thereafter (e.g., approximately 0.975% in November 2009)
----------------------------------------------------------------------------------------------------------------
October 2010 - September 2011         1.25% for the first month, plus an additional 1/12th of 0.200% for each month thereafter (e.g., approximately 1.267% in November 2010)
----------------------------------------------------------------------------------------------------------------

Group I Sequential Trigger Event. A Group I Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date exceeds 0.60%, or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Group II Sequential Trigger Event. A Group II Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date exceeds 0.60%, or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Group III Sequential Trigger Event. A Group III Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date exceeds 0.60%, or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Step-Up Coupons. For all Principal Certificates the coupon will increase after the first distribution date on which the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance, the margin for the Class M and Class B Certificates other than the Class B-4 Certificates will increase to 1.5 times the margin at issuance, and the Pass-Through Rate on the Class B-4 Certificates will increase by 0.50% per annum.

Class 1A1 Pass-Through Rate. The Class 1A1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class 1A2 Pass-Through Rate. The Class 1A2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class 2A1 Pass-Through Rate. The Class 2A1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 2A2 Pass-Through Rate. The Class 2A2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 3A1 Pass-Through Rate. The Class 3A1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group III Cap, and (iii) the WAC Cap.

Class 3A2 Pass-Through Rate. The Class 3A2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group III Cap, and (iii) the WAC Cap.

Class 3A3 Pass-Through Rate. The Class 3A3 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group III Cap, and (iii) the WAC Cap.

Class 3A4 Pass-Through Rate. The Class 3A4 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group III Cap, and (iii) the WAC Cap.

Class 3A5 Pass-Through Rate. The Class 3A5 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group III Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a fixed rate equal to the lesser of (i) [ ]% (increasing by 0.500% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the Interest Accrual Period and
(ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate, if necessary and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12 (calculated on an actual/360 basis with respect to the Offered Certificates and a 30/360 basis with respect to the Class B-4 Certificates).

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate, if necessary and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate, if necessary and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Loan Group III WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group III Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate, if necessary and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a supplemental interest amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable,
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receipts and to interest received or advanced on the


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Mortgage Loans less the Expense Fee Rate, net swap payments and certain swap termination payments owed to the swap provider.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees in respect of such Mortgage Loan.

Interest Distributions on the Principal Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

     (i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the swap provider, if any;

     (ii)   concurrently,

          (A) from the Interest Remittance Amount related to the Group I Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to each class of the Class 1A Certificates), to each class of the Class 1A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class 1A Certificates from prior Distribution Dates;

          (B) from the Interest Remittance Amount related to the Group II Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to each class of the Class 2A Certificates), to each class of the Class 2A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class 2A Certificates from prior Distribution Dates; and

          (C) from the Interest Remittance Amount related to the Group III Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to each class of the Class 3A Certificates), to each class of the Class 3A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class 3A Certificates from prior Distribution Dates;

          provided, that if the Interest Remittance Amount for any group of Mortgage Loans is insufficient to make the related payments set forth in clause (A), (B) or (C) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (A), (B) or (C) above will be available to cover that shortfall;

     (iii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest; and

     (iv) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be allocated in the following order of priority:

(a) concurrently, to the Class R-1 and Class R-2 Certificates, the Group III Principal Distribution Amount, until their respective certificate principal balances have been reduced to zero;

(b)  concurrently,

     (i) concurrently, to the Class 1A1 and Class 1A2 Certificates, the Group I Principal Distribution Amount, allocated pro rata among these Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class 1A1 and Class 1A2 Certificates will be allocated first to the Class 1A1

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

            Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 1A2 Certificates, until its certificate principal balance has been reduced to zero;

     (ii) concurrently, to the Class 2A1 and Class 2A2 Certificates, the Group II Principal Distribution Amount, allocated pro rata among these Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group II Sequential Trigger Event is in effect, principal distributions to the Class 2A1 and Class 2A2 Certificates will be allocated first to the Class 2A1 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 2A2 Certificates, until its certificate principal balance has been reduced to zero; and

     (iii) concurrently, allocated pro rata between clauses (x) and (y) below, based on the certificate principal balance of the Class 3A1 and Class 3A2 Certificates, in the case of clause (x) below, and on the certificate principal balances of the Class 3A3, Class 3A4 and Class 3A5 Certificates, in the case of clause (y) below, the Group III Principal Distribution Amount,

            (x) to the Class 3A1 and Class 3A2 Certificates, the Group III Principal Distribution Amount, allocated pro rata among these Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group III Sequential Trigger Event is in effect, principal distributions to the Class 3A1 and Class 3A2 Certificates will be allocated first to the Class 3A1 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 3A2 Certificates, until its certificate principal balance has been reduced to zero;

            (y) sequentially, to the Class 3A3, Class 3A4, and Class 3A5 Certificates, in that order, until their respective certificate principal balances have been reduced to zero.

(c)  provided, that if after making distributions pursuant to paragraphs (i),
     (ii) and (iii) above on any Distribution Date (without giving effect to this proviso) the certificate principal balance of any class of Class A Certificates is reduced to zero (considering the Class 1A1 and Class 1A2 Certificates as one class, the Class 2A1 and Class 2A2 Certificates as one class and the Class 3A1, Class 3A2, Class 3A3, Class 3A4 and Class 3A5 Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (c) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (c), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (i), (ii) and (iii) above, as applicable), until their respective certificate principal balances have been reduced to zero;

(d) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraphs (a), (b) and (c) will be distributed in the following order of priority:

     (i) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero; and

     (ii) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(a)  Concurrently,

     (i) to the Class 1A Certificates, allocated pro rata among these Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class 1A Certificates determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective certificate principal balances have been reduced to zero;


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

     (ii) to the Class 2A Certificates, allocated pro rata among these Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class 2A Certificates determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective certificate principal balances have been reduced to zero; and

     (iii) concurrently, allocated pro rata between clauses (x) and (y) below, based on the certificate principal balance of the Class 3A1 and Class 3A2 Certificates, in the case of clause (x) below, and on the certificate principal balances of the Class 3A3, Class 3A4 and Class 3A5 Certificates, in the case of clause (y) below, the Group III Principal Distribution Amount,

            (x) to the Class 3A1 and 3A2 Certificates, allocated pro rata among these Certificates, the lesser of the Group III Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class 3A Certificates determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective certificate principal balances have been reduced to zero;

            (y) sequentially, to the Class 3A3, Class 3A4, and Class 3A5 Certificates in that order, until their respective certificate principal balances have been reduced to zero.

(b)  provided, that if after making distributions pursuant to paragraphs (i),
     (ii) and (iii) above on any Distribution Date (without giving effect to this proviso) the certificate principal balance of any class of Class A certificates is reduced to zero (considering the Class 1A1 and Class 1A2 Certificates as one class, the Class 2A1 and Class 2A2 Certificates as one class and the Class 3A1, Class 3A2, Class 3A3, Class 3A4 and Class 3A5 Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (i), (ii) and (iii) above, as applicable), until their respective certificate principal balances have been reduced to zero; and

(c) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraphs (a) and (b) will be distributed sequentially in the following order of priority:

     (i) sequentially, in ascending numerical order, to the Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balances have been reduced to zero; and

     (ii) sequentially, in ascending numerical order, to the Class B Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balances have been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate certificate principal balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B2, Class B-3 and Class B-4 Certificates and the certificate principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class 1A, the Class 2A and the Class 3A Certificates, based on their respective certificate principal balances, with the principal allocated to the Class 1A1 and Class 1A2 Certificates being allocated pro rata among these Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class 1A1 and Class 1A2 Certificates will be allocated first to the Class 1A1 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 1A2 Certificates, until its certificate principal balance has been reduced to zero, with the principal allocated to the Class 2A1 and Class 2A2 Certificates being allocated pro rata among these Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group II Sequential Trigger Event is in effect, principal distributions to the Class 2A1 and Class 2A2 Certificates will be allocated first to the Class 2A1 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 2A2 Certificates, until its certificate principal balance has been reduced to zero and the principal


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

allocated to the Class 3A Certificates, being allocated pro rata among the Class 3A1, Class 3A2, Class 3A3, Class 3A4 and Class 3A5 Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group III Sequential Trigger Event is in effect, principal distributions to the Class 3A1 and Class 3A2 Certificates will be allocated first to the Class 3A1 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 3A2 Certificates, until its certificate principal balance has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

     (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest shortfall amount,

     (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest shortfall amount,

     (iii) concurrently, to the Class 1A Certificates, any Basis Risk Carry Forward Amounts for such class, the Class 2A Certificates, any Basis Risk Carry Forward Amounts for such class and to the Class 3A Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata based on their respective Basis Risk Carry Forward Amounts,

     (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3 and Class B4 Certificates, any Basis Risk Carry Forward Amounts for such classes, and

     (v)    to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and net swap receipts from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the swap provider, any net swap payments and certain swap termination payments (other than termination payments where the swap provider is the defaulting party or the sole affected party) owed for such Distribution Date,

(ii)   to the certificateholders, to pay interest according to sections (ii),
       (iii) and (iv) of the "Interest Distributions on the Principal Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Offered Certificates", but only to the extent necessary to cause the overcollateralization to be maintained at the current overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow" to the extent unpaid, to the extent unpaid from other available funds,

(v) to the swap provider, any termination payments where the swap provider is the defaulting party or the sole affected party owed for such Distribution Date, and

(vi)   to the holders of the Class X certificates, any remaining amounts.

Net Monthly Excess Cashflow. For any Distribution Date, the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order. An allocation of any Realized Losses to a Subordinate Certificate on any Distribution Date will


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date.

Once realized losses are allocated sequentially to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, their certificate principal balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of the Class A Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class 1A Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; (ii) in the case of the Class 2A Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date and (ii) in the case of the Class 3A Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group III Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Interest Remittance Amount on the Principal Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee and any lender-paid mortgage insurance.

Basic Principal Distribution Amount. On any Distribution Date, the excess of
(i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Distribution Amount on the Principal Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and
(ii) the Extra Principal Distribution Amount.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class 1A Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class 2A Certificates.

Group III Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group III Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class 3A Certificates.

Principal Remittance Amount. On any Distribution Date, the sum of:

     (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

     (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

     (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

     (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

     (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

     (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate and plus swap receipts, if any, and less net swap payments, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 85.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 90.70% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and
(C) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 92.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the certificate principal balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 94.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the certificate principal balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 95.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), and (F) the certificate principal balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 96.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (G) the certificate principal balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 97.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

         Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class B-2 Certificates (after taking into account any payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and
(H) the certificate principal balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 98.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class B-2 Certificates (after taking into account any payment of the Class B-2 Principal Distribution Amount on such Distribution
Date), (H) the certificate principal balance of the Class B-3 Certificates (after taking into account any payment of the Class B-3 Principal Distribution Amount on such Distribution Date), and (I) the certificate principal balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 99.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.












This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)(2)
--------------------------------------------------------

      Product      No Penalty    1-12 Months     13-24 Months   25-36 Months    37-48 Months    49-60 Months          Total
----------------  ------------  -------------  --------------- --------------  --------------  --------------  ------------------
  1 Year ARM       $33,788,983            $0             $0      $11,755,641      $1,315,137              $0       $46,859,760
  10 Year ARM       $2,550,472            $0             $0         $420,959              $0              $0        $2,971,431
  2 Year ARM       $30,647,499      $711,772       $125,200       $6,245,864        $196,000              $0       $37,926,335
  3 Year ARM      $237,348,358    $3,632,441             $0      $63,090,750        $419,200        $216,000      $304,706,749
  5 Year ARM      $442,125,566    $6,394,390             $0      $53,169,487        $651,500      $3,947,894      $506,288,837
  7 Year ARM       $20,377,822            $0             $0       $2,572,603              $0              $0       $22,950,426
----------------  ------------  -------------  --------------- --------------  --------------  --------------  ------------------
     TOTAL(3)     $766,838,700   $10,738,602       $125,200     $137,255,305      $2,581,837      $4,163,894      $921,703,538
================  ============  =============  =============== ==============  ==============  ==============  ==================


      Product      No Penalty    1-12 Months     13-24 Months   25-36 Months    37-48 Months    49-60 Months
----------------  ------------  -------------  --------------- --------------  --------------  --------------
  1 Year ARM            3.67%      0.00%             0.00%           1.28%           0.14%          0.00%
  10 Year ARM           0.28%      0.00%             0.00%           0.05%           0.00%          0.00%
  2 Year ARM            3.33%      0.08%             0.01%           0.68%           0.02%          0.00%
  3 Year ARM           25.75%      0.39%             0.00%           6.85%           0.05%          0.02%
  5 Year ARM           47.97%      0.69%             0.00%           5.77%           0.07%          0.43%
  7 Year ARM            2.21%      0.00%             0.00%           0.28%           0.00%          0.00%
----------------  ------------  -------------  --------------- --------------  --------------  --------------
  TOTAL(3)             83.20%      1.17%             0.01%          14.89%           0.28%          0.45%
================  ============  =============  =============== ==============  ==============  ==============

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) None of the Mortgage Loans has a prepayment penalty term in excess of 60 months.
(3)  Columns may not add up due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:
  o The Pricing Prepayment Assumption (as defined on page 3 above) is applied.
  o 1-month, 6-month, 1 Year Forward LIBOR curves and 1 Year Forward CMT curve (as of close on September 1, 2005) are used.
  o    33% loss severity, 100% advancing of principal and interest.
  o    There is a 6-month lag in recoveries.
  o Priced to call with collateral losses calculated through the life of the applicable bond.
  o    All Offered Certificates are priced at par.
  o All payments are assumed to be made on the 25th of the month regardless of business days.
  o Based on the collateral as of the Statistical Calculation Date rolled one month at 6% CPR and initial marketing structure and spreads.

----------------------------------------------------------------------------------------------------------------------------
                                             First Dollar of Loss             Libor Flat                      0% Return
----------------------------------------------------------------------------------------------------------------------------
   Class M-1     CDR (%)                                     9.97                      10.08                           10.97
                 Yield (%)                                 4.7132                     4.2477                          0.0454
                 WAL (years)                                 5.07                       5.07                            4.83
                 Modified Duration                           4.48                       4.49                            4.48
                 Principal Window                   10/10 - 10/10              10/10 - 10/10                   09/10 - 09/10
                 Principal Writedown             7,740.17 (0.03%)         630,030.53 (2.64%)           5,405,520.61 (22.68%)
                 Total Collateral Loss      61,035,598.91 (6.66%)      61,627,214.31 (6.72%)           66,014,483.28 (7.20%)
----------------------------------------------------------------------------------------------------------------------------
   Class M-2     CDR (%)                                     8.57                       8.60                            8.88
                 Yield (%)                                 4.6798                     4.2906                          0.1628
                 WAL (years)                                 5.24                       5.24                            5.14
                 Modified Duration                           4.61                       4.62                            4.67
                 Principal Window                   12/10 - 12/10              12/10 - 12/10                   12/10 - 12/10
                 Principal Writedown            34,462.51 (0.44%)         211,275.01 (2.71%)           1,856,111.85 (23.82%)
                 Total Collateral Loss      53,920,550.43 (5.88%)      54,089,049.89 (5.90%)           55,655,385.07 (6.07%)
----------------------------------------------------------------------------------------------------------------------------
   Class M-3     CDR (%)                                     7.31                       7.34                            7.62
                 Yield (%)                                 4.7530                     4.3383                          0.1080
                 WAL (years)                                 5.41                       5.40                            5.20
                 Modified Duration                           4.72                       4.73                            4.71
                 Principal Window                   02/11 - 02/11              02/11 - 02/11                   01/11 - 01/11
                 Principal Writedown            58,408.70 (0.80%)         241,738.93 (3.30%)           1,831,723.65 (24.97%)
                 Total Collateral Loss      47,194,787.47 (5.15%)      47,370,146.02 (5.17%)           48,762,561.64 (5.32%)
----------------------------------------------------------------------------------------------------------------------------
   Class M-4     CDR (%)                                     6.55                       6.58                            6.74
                 Yield (%)                                 4.9229                     4.2584                          0.1557
                 WAL (years)                                 5.49                       5.49                            5.36
                 Modified Duration                           4.77                       4.78                            4.82
                 Principal Window                   03/11 - 03/11              03/11 - 03/11                   03/11 - 03/11
                 Principal Writedown             9,672.89 (0.21%)         196,030.02 (4.28%)           1,189,266.05 (25.94%)
                 Total Collateral Loss      42,912,670.16 (4.68%)      43,092,266.78 (4.70%)           44,047,656.47 (4.80%)
----------------------------------------------------------------------------------------------------------------------------
   Class B-1     CDR (%)                                     5.81                       5.85                            6.01
                 Yield (%)                                 5.3525                     4.4617                          0.2532
                 WAL (years)                                 5.57                       5.56                            5.39
                 Modified Duration                           4.77                       4.78                            4.82
                 Principal Window                   04/11 - 04/11              04/11 - 04/11                   04/11 - 04/11
                 Principal Writedown            19,364.19 (0.42%)         273,186.17 (5.96%)           1,286,650.15 (28.07%)
                 Total Collateral Loss      38,620,424.44 (4.21%)      38,865,595.45 (4.24%)           39,843,595.73 (4.35%)
----------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


----------------------------------------------------------------------------------------------------------------------------
                                             First Dollar of Loss             LIBOR Flat                      0% Return
----------------------------------------------------------------------------------------------------------------------------
   Class B-2     CDR (%)                                     5.09                       5.14                            5.29
                 Yield (%)                                 5.5073                     4.3745                          0.3086
                 WAL (years)                                 5.66                       5.63                            5.40
                 Modified Duration                           4.80                       4.82                            4.85
                 Principal Window                   05/11 - 05/11              05/11 - 05/11                   05/11 - 05/11
                 Principal Writedown            20,056.81 (0.44%)         343,937.95 (7.50%)           1,314,388.68 (28.67%)
                 Total Collateral Loss      34,322,707.25 (3.74%)      34,636,412.28 (3.78%)           35,574,919.40 (3.88%)
----------------------------------------------------------------------------------------------------------------------------
   Class B-3     CDR (%)                                     4.39                       4.45                            4.60
                 Yield (%)                                 5.8649                     4.4305                          0.0671
                 WAL (years)                                 5.74                       5.68                            5.34
                 Modified Duration                           4.82                       4.84                            4.88
                 Principal Window                   06/11 - 06/11              06/11 - 06/11                   06/11 - 06/11
                 Principal Writedown             8,238.39 (0.18%)         417,510.10 (9.11%)           1,428,919.49 (31.17%)
                 Total Collateral Loss      30,024,395.19 (3.27%)      30,409,648.56 (3.32%)           31,369,944.87 (3.42%)
----------------------------------------------------------------------------------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Certificates - To Maturity
----------------------------------------------------

  The assumptions for the sensitivity table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
o    1-month, 6-month, 1-year LIBOR and 1-year CMT remain static
o    10% Clean Up Call is not exercised
o    Based upon initial marketing structure and spreads


                                        ------------------------------------------------------------------
                                         50 PPA    75 PPA     100 PPA     125 PPA     150 PPA    175 PPA
----------------------------------------------------------------------------------------------------------
         WAL                               5.50        3.64        2.62        1.97        1.52      1.17
1A1      Principal Window Begin               1           1           1           1           1         1
         Principal Window End               306         230         173         134         106        85
----------------------------------------------------------------------------------------------------------
         WAL                               5.50        3.64        2.62        1.97        1.52      1.17
1A2      Principal Window Begin               1           1           1           1           1         1
         Principal Window End               306         230         173         134         106        85
----------------------------------------------------------------------------------------------------------
         WAL                               5.51        3.64        2.62        1.97        1.52      1.17
2A1      Principal Window Begin               1           1           1           1           1         1
         Principal Window End               307         230         172         134         106        85
----------------------------------------------------------------------------------------------------------
         WAL                               5.51        3.64        2.62        1.97        1.52      1.17
2A2      Principal Window Begin               1           1           1           1           1         1
         Principal Window End               307         230         172         134         106        85
----------------------------------------------------------------------------------------------------------
         WAL                               5.51        3.64        2.62        1.97        1.52      1.17
3A1      Principal Window Begin               1           1           1           1           1         1
         Principal Window End               307         231         173         134         106        86
----------------------------------------------------------------------------------------------------------
         WAL                               5.51        3.64        2.62        1.97        1.52      1.17
3A2      Principal Window Begin               1           1           1           1           1         1
         Principal Window End               307         231         173         134         106        86
----------------------------------------------------------------------------------------------------------
         WAL                               2.15        1.39        1.00        0.77        0.61      0.50
3A3      Principal Window Begin               1           1           1           1           1         1
         Principal Window End                60          39          27          21          16        13
----------------------------------------------------------------------------------------------------------
         WAL                               6.65        4.29        3.00        2.20        1.74      1.40
3A4      Principal Window Begin              60          39          27          21          16        13
         Principal Window End               104          67          48          33          26        21
----------------------------------------------------------------------------------------------------------
         WAL                              13.56        9.16        6.65        5.02        3.77      2.80
3A5      Principal Window Begin             104          67          48          33          26        21
         Principal Window End               307         231         173         134         106        86
----------------------------------------------------------------------------------------------------------
         WAL                               9.46        6.27        4.75        4.06        3.82      4.00
M-1      Principal Window Begin              51          37          38          39          41        44
         Principal Window End               222         154         113          86          68        55
----------------------------------------------------------------------------------------------------------
         WAL                               9.30        6.15        4.64        3.92        3.63      3.62
M-2      Principal Window Begin              51          37          38          39          40        42
         Principal Window End               197         135          98          75          59        48
----------------------------------------------------------------------------------------------------------
         WAL                               9.16        6.04        4.56        3.84        3.52      3.46
M-3      Principal Window Begin              51          37          38          38          39        41
         Principal Window End               186         126          91          70          55        44
----------------------------------------------------------------------------------------------------------
         WAL                               8.99        5.92        4.44        3.74        3.42      3.35
M-4      Principal Window Begin              51          37          37          38          39        40
         Principal Window End               171         116          84          64          50        41
----------------------------------------------------------------------------------------------------------
         WAL                               8.78        5.76        4.32        3.65        3.32      3.27
B-1      Principal Window Begin              51          37          37          38          38        39
         Principal Window End               160         108          77          59          47        40
---------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

---------------------------------------------------------------------------------------------------------------
                                          50 PPA         75 PPA      100 PPA    125 PPA    150 PPA    175 PPA
---------------------------------------------------------------------------------------------------------------
     B-2       WAL                               8.44        5.51        4.15       3.49       3.19       3.20
               Principal Window Begin              51          37          37         37         38         38
               Principal Window End               147          97          70         53         42         39
---------------------------------------------------------------------------------------------------------------
     B-3       WAL                               7.80        5.06        3.82       3.23       3.10       3.13
               Principal Window Begin              51          37          37         37         37         37
               Principal Window End               129          84          60         46         38         38
---------------------------------------------------------------------------------------------------------------
     B-4       WAL                               6.10        3.96        3.21       3.07       3.07       3.07
               Principal Window Begin              51          37          37         37         37         37
               Principal Window End               101          65          47         37         37         37
---------------------------------------------------------------------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Certificates - To Call

  The assumptions for the sensitivity table below are as follows: (3) The Pricing Prepayment Assumptions (as defined on page 3 above) are applied(3) 1-month, 6-month, 1-year LIBOR and 1-year CMT remain static (3) 10% Clean Up Call is exercised on the first possible date (3) Based upon initial marketing structure and spreads

                                        ---------------------------------------------------------------
     `                                    50 PPA    75 PPA    100 PPA    125 PPA    150 PPA    175 PPA
-------------------------------------------------------------------------------------------------------
     `         WAL                          5.12       3.35       2.39       1.80       1.38       1.09
    1A1        Principal Window Begin          1          1          1          1          1          1
     `         Principal Window End          160        108         77         59         47         38
-------------------------------------------------------------------------------------------------------
     `         WAL                          5.12       3.35       2.39       1.80       1.38       1.09
    1A2        Principal Window Begin          1          1          1          1          1          1
               Principal Window End          160        108         77         59         47         38
-------------------------------------------------------------------------------------------------------
     `         WAL                          5.12       3.35       2.39       1.80       1.38       1.09
    2A1        Principal Window Begin          1          1          1          1          1          1
     `         Principal Window End          160        108         77         59         47         38
-------------------------------------------------------------------------------------------------------
     `         WAL                          5.12       3.35       2.39       1.80       1.38       1.09
    2A2        Principal Window Begin          1          1          1          1          1          1
               Principal Window End          160        108         77         59         47         38
-------------------------------------------------------------------------------------------------------
     `         WAL                          5.12       3.35       2.39       1.80       1.39       1.09
    3A1        Principal Window Begin          1          1          1          1          1          1
     `         Principal Window End          160        108         77         59         47         38
-------------------------------------------------------------------------------------------------------
     `         WAL                          5.12       3.35       2.39       1.80       1.39       1.09
    3A2        Principal Window Begin          1          1          1          1          1          1
     `         Principal Window End          160        108         77         59         47         38
-------------------------------------------------------------------------------------------------------
     `         WAL                          2.15       1.39       1.00       0.77       0.61       0.50
    3A3        Principal Window Begin          1          1          1          1          1          1
     `         Principal Window End           60         39         27         21         16         13
-------------------------------------------------------------------------------------------------------
     `         WAL                          6.65       4.29       3.00       2.20       1.74       1.40
    3A4        Principal Window Begin         60         39         27         21         16         13
     `         Principal Window End          104         67         48         33         26         21
-------------------------------------------------------------------------------------------------------
     `         WAL                         11.82       7.85       5.62       4.23       3.17       2.44
    3A5        Principal Window Begin        104         67         48         33         26         21
     `         Principal Window End          160        108         77         59         47         38
-------------------------------------------------------------------------------------------------------
     `         WAL                          8.89       5.85       4.43       3.82       3.64       3.16
    M-1        Principal Window Begin         51         37         38         39         41         38
     `         Principal Window End          160        108         77         59         47         38
-------------------------------------------------------------------------------------------------------
     `         WAL                          8.89       5.85       4.41       3.75       3.50       3.16
    M-2        Principal Window Begin         51         37         38         39         40         38
     `         Principal Window End          160        108         77         59         47         38
-------------------------------------------------------------------------------------------------------
     `         WAL                          8.89       5.85       4.41       3.73       3.44       3.16
    M-3        Principal Window Begin         51         37         38         38         39         38
     `         Principal Window End          160        108         77         59         47         38
-------------------------------------------------------------------------------------------------------
     `         WAL                          8.89       5.85       4.38       3.70       3.40       3.16
    M-4        Principal Window Begin         51         37         37         38         39         38
     `         Principal Window End          160        108         77         59         47         38
-------------------------------------------------------------------------------------------------------
     `         WAL                          8.78       5.76       4.32       3.65       3.32       3.16
    B-1        Principal Window Begin         51         37         37         38         38         38
     `         Principal Window End          160        108         77         59         47         38
-------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



---------------------------------------------------------------------------------------------------------------
                                          50 PPA         75 PPA      100 PPA    125 PPA    150 PPA    175 PPA
---------------------------------------------------------------------------------------------------------------
     B-2       WAL                               8.44        5.51        4.15       3.49       3.19       3.16
               Principal Window Begin              51          37          37         37         38         38
               Principal Window End               147          97          70         53         42         38
---------------------------------------------------------------------------------------------------------------
     B-3       WAL                               7.80        5.06        3.82       3.23       3.10       3.13
               Principal Window Begin              51          37          37         37         37         37
               Principal Window End               129          84          60         46         38         38
---------------------------------------------------------------------------------------------------------------
     B-4       WAL                               6.10        3.96        3.21       3.07       3.07       3.07
               Principal Window Begin              51          37          37         37         37         37
               Principal Window End               101          65          47         37         37         37
---------------------------------------------------------------------------------------------------------------





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one and six-month LIBOR, 1-year LIBOR and 1-year CMT remain constant at 20.00%, (iii) day count convention of actual/360 is applied, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table. This table is based on initial marketing structure and spreads.

                         Distribution
                 Period      Date          WAC Cap (%)      Group I Cap (%)    Group II Cap (%)   Group III Cap (%)
----------------------------------------------------------------------------------------------------------------------
                      1    10/25/2005       22.16198           22.35521           22.32344             22.09684
                      2    11/25/2005       21.17033           21.33240           21.30573             21.11570
                      3    12/25/2005       20.91011           21.07759           21.05000             20.85366
                      4     1/25/2006       20.55369           20.71579           20.68905             20.49907
                      5     2/25/2006       20.25454           20.41665           20.38988             20.19993
                      6     3/25/2006       20.15081           20.33030           20.30063             20.09035
                      7     4/25/2006       19.67398           19.83610           19.80928             19.61937
                      8     5/25/2006       19.45619           19.62372           19.59598             19.39976
                      9     6/25/2006       19.11627           19.27842           19.25154             19.06167
                     10     7/25/2006       18.91430           19.08185           19.05405             18.85788
                     11     8/25/2006       18.67455           18.85211           18.77754             18.62292
                     12     9/25/2006       18.41894           18.61232           18.52205             18.36435
                     13    10/25/2006       17.61093           17.81077           17.71746             17.55452
                     14    11/25/2006       17.28985           17.48325           17.39293             17.23526
                     15    12/25/2006       17.14574           17.34561           17.25224             17.08934
                     16     1/25/2007       16.82994           17.02337           16.93298             16.77536
                     17     2/25/2007       16.60682           16.80027           16.70985             16.55224
                     18     3/25/2007       16.69009           16.90428           16.80413             16.62966
                     19     4/25/2007       16.17381           16.36728           16.27680             16.11924
                     20     5/25/2007       16.06134           16.26128           16.16775             16.00496
                     21     6/25/2007       15.75785           15.95135           15.86081             15.70328
                     22     7/25/2007       15.68973           16.07936           15.76355             15.60397
                     23     8/25/2007       15.57187           15.88096           15.59877             15.50956
                     24     9/25/2007       15.38231           15.70711           15.40932             15.31706
                     25    10/25/2007       14.90317           15.23882           14.93107             14.83575
                     26    11/25/2007       14.60809           14.93293           14.63507             14.54284
                     27    12/25/2007       14.55343           14.88913           14.58130             14.48601
                     28     1/25/2008       14.27282           14.65891           14.28927             14.19810
                     29     2/25/2008       14.13568           14.49271           14.14678             14.06733
                     30     3/25/2008       14.23132           14.61300           14.24317             14.15826
                     31     4/25/2008       13.81014           14.16722           13.82121             13.74179
                     32     5/25/2008       13.78066           14.14967           13.79208             13.71003
                     33     6/25/2008       13.50822           13.86959           13.50846             13.44104
                     34     7/25/2008       14.19686           16.32329           13.61077             13.90758
                     35     8/25/2008       14.83410           16.32622           13.44721             14.80719
                     36     9/25/2008       14.69239           16.20023           13.30558             14.66254
                     37    10/25/2008       12.22871           13.77188           10.78059             12.20336
                     38    11/25/2008       11.92744           13.42096           10.52602             11.90289
                     39    12/25/2008       12.05806           13.60017           10.60546             12.03372
                     40     1/25/2009       11.84893           13.78142           10.37007             11.75680
                     41     2/25/2009       11.94983           13.69914           10.31137             11.92054
                     42     3/25/2009       12.59106           14.52798           10.77700             12.55860
                     43     4/25/2009       11.78690           13.53653           10.14834             11.75756
                     44     5/25/2009       11.93433           13.74245           10.24111             11.90399
                     45     6/25/2009       11.63348           13.38034            9.99173             11.60523


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Distribution
                 Period      Date          WAC Cap (%)      Group I Cap (%)    Group II Cap (%)   Group III Cap (%)
----------------------------------------------------------------------------------------------------------------------
                     46     7/25/2009       11.86628           13.59245           10.08893             11.86635
                     47     8/25/2009       11.58708           13.37388            9.86503             11.56589
                     48     9/25/2009       11.51407           13.30095            9.79200             11.49287
                     49    10/25/2009       11.68930           13.52231            9.89628             11.67232
                     50    11/25/2009       11.38545           13.15942            9.65025             11.36900
                     51    12/25/2009       11.55299           13.38479            9.76907             11.53458
                     52     1/25/2010       11.25065           13.02346            9.52426             11.23282
                     53     2/25/2010       11.18487           12.95750            9.46015             11.16676
                     54     3/25/2010       11.88216           13.84350            9.97131             11.86257
                     55     4/25/2010       11.06976           12.82950            9.33191             11.05640
                     56     5/25/2010       11.66828           13.69644           11.99861             11.23194
                     57     6/25/2010       11.76733           13.40371           12.07213             11.40838
                     58     7/25/2010       12.19689           13.68695           12.66716             11.83527
                     59     8/25/2010       13.65350           13.93366           13.40540             13.64622
                     60     9/25/2010       10.93407           11.18319           10.65486             10.93816
                     61    10/25/2010       11.30167           11.54757           11.00157             11.31014
                     62    11/25/2010       10.80816           11.04616           10.51772             10.81635
                     63    12/25/2010       11.16892           11.41444           10.87178             11.17692
                     64     1/25/2011       10.81378           11.04629           10.52108             10.82340
                     65     2/25/2011       10.81422           11.04636           10.52301             10.82364
                     66     3/25/2011       11.97335           12.22996           11.65047             11.98392
                     67     4/25/2011       10.81466           11.04648           10.52300             10.82421
                     68     5/25/2011       11.17517           11.41477           10.87376             11.18503
                     69     6/25/2011       10.81778           11.05505           10.53379             10.82494
                     70     7/25/2011       11.18000           11.42361           10.88491             11.18797
                     71     8/25/2011       10.82100           11.05517           10.53377             10.82932
                     72     9/25/2011       10.82141           11.05523           10.53376             10.82987
                     73    10/25/2011       11.18215           11.42380           10.88488             11.19088
                     74    11/25/2011       10.82145           11.05535           10.53374             10.82990
                     75    12/25/2011       11.18219           11.42393           10.88486             11.19091
                     76     1/25/2012       10.82149           11.05548           10.53372             10.82993
                     77     2/25/2012       10.82164           11.05554           10.53466             10.82995
                     78     3/25/2012       11.56798           11.81806           11.26118             11.57686
                     79     4/25/2012       10.82168           11.05567           10.53464             10.82998
                     80     5/25/2012       11.18242           11.42426           10.88578             11.19100
                     81     6/25/2012       10.82172           11.05580           10.53462             10.83002
                     82     7/25/2012       11.18395           11.43535           10.88576             11.19103
                     83     8/25/2012       10.94160           11.18098           10.59049             10.96047
                     84     9/25/2012       10.94164           11.18105           10.59049             10.96050
                     85    10/25/2012       11.30639           11.55382           10.94350             11.32588
                     86    11/25/2012       10.94170           11.18119           10.59049             10.96057
                     87    12/25/2012       11.30646           11.55396           10.94350             11.32595
                     88     1/25/2013       10.94177           11.18132           10.59049             10.96063
                     89     2/25/2013       10.94181           11.18139           10.59049             10.96067
                     90     3/25/2013       12.11418           12.37947           11.72518             12.13506


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Distribution
                 Period      Date          WAC Cap (%)      Group I Cap (%)    Group II Cap (%)   Group III Cap (%)
----------------------------------------------------------------------------------------------------------------------


                    91        4/25/2013       10.94188          11.18153            10.59048            10.96074
                    92        5/25/2013       11.30664          11.55432            10.94350            11.32613
                    93        6/25/2013       10.94195          11.18167            10.59048            10.96081
                    94        7/25/2013       11.30672          11.55447            10.94350            11.32620
                    95        8/25/2013       10.94284          11.18782            10.59048            10.96088
                    96        9/25/2013       10.94287          11.18789            10.59048            10.96091
                    97       10/25/2013       11.30767          11.56089            10.94350            11.32632
                    98       11/25/2013       10.94295          11.18803            10.59048            10.96099
                    99       12/25/2013       11.30775          11.56103            10.94349            11.32639
                    100       1/25/2014       10.94302          11.18817            10.59048            10.96106
                    101       2/25/2014       10.94306          11.18824            10.59048            10.96110
                    102       3/25/2014       12.11557          12.38706            11.72517            12.13555
                    103       4/25/2014       10.94313          11.18838            10.59047            10.96118
                    104       5/25/2014       11.30794          11.56141            10.94349            11.32659
                    105       6/25/2014       10.94321          11.18853            10.59047            10.96125
                    106       7/25/2014       11.30803          11.56156            10.94349            11.32667
                    107       8/25/2014       10.94329          11.18868            10.59047            10.96133
                    108       9/25/2014       10.94333          11.18876            10.59047            10.96137
                    109      10/25/2014       11.30815          11.56180            10.94348            11.32679
                    110      11/25/2014       10.94341          11.18891            10.59046            10.96145
                    111      12/25/2014       11.30823          11.56196            10.94348            11.32688
                    112       1/25/2015       10.94349          11.18907            10.59046            10.96154
                    113       2/25/2015       10.94353          11.18915            10.59046            10.96158
                    114       3/25/2015       12.11610          12.38808            11.72515            12.13608
                    115       4/25/2015       10.94362          11.18931            10.59046            10.96166
                    116       5/25/2015       11.30845          11.56237            10.94347            11.32709
                    117       6/25/2015       10.94835          11.18959            10.59056            10.96803
                    118       7/25/2015       11.31677          11.57706            10.94368            11.33563
                    119       8/25/2015       10.95943          11.20363            10.59072            10.98048
                    120       9/25/2015       10.95945          11.20367            10.59074            10.98050



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $922,169,822. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of 4.1656% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider. Only the net amount of the two obligations above will be paid by the appropriate party.

                                                     Swap Schedule

                                              Swap Notional                                             Swap Notional
       Period         Distribution Date        Amount ($)          Period       Distribution Date         Amount ($)
-------------------- -------------------- -------------------- -------------- --------------------- -----------------------
         1               10/25/2005           922,169,822.33        37             10/25/2008            88,608,025.09
         2               11/25/2005           877,283,046.08        38             11/25/2008            84,293,413.76
         3               12/25/2005           834,580,794.03        39             12/25/2008            80,188,852.86
         4                1/25/2006           793,956,766.17        40             1/25/2009             76,284,118.18
         5                2/25/2006           755,309,834.42        41             2/25/2009             72,569,483.17
         6                3/25/2006           718,543,791.05        42             3/25/2009             69,035,694.60
         7                4/25/2006           683,567,109.31        43             4/25/2009             65,673,949.58
         8                5/25/2006           650,292,715.64        44             5/25/2009             62,475,873.66
         9                6/25/2006           618,637,773.18        45             6/25/2009             59,433,499.96
        10                7/25/2006           588,523,475.45        46             7/25/2009             56,539,249.33
        11                8/25/2006           559,874,850.47        47             8/25/2009             53,785,911.46
        12                9/25/2006           532,620,574.05        48             9/25/2009             51,166,627.02
        13               10/25/2006           480,966,138.92        49             10/25/2009            48,674,870.49
        14               11/25/2006           457,554,384.82        50             11/25/2009            46,304,433.95
        15               12/25/2006           435,282,049.61        51             12/25/2009            44,049,411.61
        16                1/25/2007           414,093,687.28        52             1/25/2010             41,904,185.16
        17                2/25/2007           393,936,549.61        53             2/25/2010             39,863,409.72
        18                3/25/2007           374,760,454.87        54             3/25/2010             37,921,933.48
        19                4/25/2007           356,517,662.93        55             4/25/2010             36,074,993.97
        20                5/25/2007           339,162,756.55        56             5/25/2010             34,317,987.21
        21                6/25/2007           322,652,528.33        57             6/25/2010             32,646,309.35
        22                7/25/2007           306,945,873.20        58             7/25/2010             31,056,041.69
        23                8/25/2007           292,003,686.13        59             8/25/2010             29,543,316.61
        24                9/25/2007           277,788,768.29        60             9/25/2010              1,361,809.14
        25               10/25/2007           252,805,204.69        61             10/25/2010             1,295,450.91
        26               11/25/2007           240,497,845.36        62          Nov - 10 onwards                     0
        27               12/25/2007           228,789,542.24
        28                1/25/2008           217,651,141.05
        29                2/25/2008           207,054,906.21
        30                3/25/2008           196,974,451.73
        31                4/25/2008           187,384,589.30
        32                5/25/2008           178,261,532.58
        33                6/25/2008           169,582,562.56
        34                7/25/2008           161,326,065.79
        35                8/25/2008           153,471,427.76
        36                9/25/2008           145,988,501.96


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - All Collateral(1)


Scheduled Principal  Balance:                          $921,703,538
Number of Mortgage Loans:                                     3,160
Average Scheduled Principal Balance:                       $291,678
Interest Only Loans:                                         91.17%
Weighted Average Gross Coupon:                               5.978%
Weighted Average Net Coupon:(2)                              5.697%
Weighted Average FICO Score:                                    716
Weighted  Average Original LTV Ratio:                        77.39%
Weighted  Average  Stated  Remaining  Term  (months):           358
Weighted Average  Seasoning  (months):                            2
Weighted  Average  Months to Roll:                               47
Weighted  Average  Gross Margin:                              2.41%
Weighted  Average  Initial Rate Cap:                          4.88%
Weighted  Average  Periodic Rate Cap:                         1.59%
Weighted Average Gross Maximum Lifetime Rate:                11.60%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.


                                              Distribution by Current Principal Balance

                                                 Pct. Of  Weighted  Weighted             Weighted   Weighted
                                                 Pool By    Avg.      Avg.       Avg.       Avg.       Avg.      Pct.       Pct.
  Current Principal     Number Of   Principal   Principal  Gross    Current   Principal  Original   Combined     Full      Owner
      Balance            Loans       Balance     Balance   Coupon    FICO      Balance      LTV        LTV       Doc      Occupied
---------------------- --------- ------------- --------- --------- -------- -----------  ---------- ---------  -------  -----------
$50,000 & Below             9        $348,920    0.04%      6.597%     724      $38,769     75.55%     87.62%    64.35%     0.00%
$50,001 - $75,000          64       4,173,806    0.45       6.578      713       65,216     76.73      82.97     22.63     16.48
$75,001 - $100,000        152      13,600,242    1.48       6.267      717       89,475     79.53      85.27     34.85     34.71
$100,001 - $125,000       233      26,512,732    2.88       6.229      709      113,789     79.71      86.17     30.12     42.44
$125,001 - $150,000       257      35,497,909    3.85       6.114      718      138,124     79.67      87.32     37.02     45.33
$150,001 - $200,000       447      79,114,781    8.58       6.123      712      176,991     79.69      86.63     30.77     53.75
$200,001 - $250,000       414      93,245,850   10.12       5.987      716      225,232     78.66      87.04     34.34     70.30
$250,001 - $300,000       342      94,133,079   10.21       5.929      716      275,243     78.86      87.35     33.09     73.01
$300,001 - $350,000       264      86,036,892    9.33       5.895      713      325,897     78.56      87.21     30.23     81.75
$350,001 - $400,000       248      93,018,599   10.09       5.908      720      375,075     77.29      88.39     25.11     87.07
$400,001 - $450,000       214      91,143,459    9.89       5.983      720      425,904     77.39      89.17     15.02     87.35
$450,001 - $500,000       171      81,550,392    8.85       5.962      718      476,903     76.47      86.72     19.30     86.53
$500,001 - $550,000       102      53,525,578    5.81       5.872      721      524,761     75.59      85.24     10.88     89.23
$550,001 - $600,000        91      52,455,528    5.69       5.840      711      576,434     77.83      86.81     19.73     90.07
$600,001 - $650,000        64      40,612,025    4.41       5.987      721      634,563     75.43      88.36     14.20     87.44
$650,001 - $700,000        16      10,729,658    1.16       6.114      712      670,604     74.15      81.57     25.16     75.25
$700,001 - $750,000        22      16,069,070    1.74       5.965      724      730,412     75.29      84.65     17.88     95.45
$750,001 - $800,000         9       6,930,450    0.75       5.978      735      770,050     69.40      75.22     22.04     88.69
$800,001 - $850,000         8       6,660,250    0.72       5.908      713      832,531     76.69      79.45      0.00    100.00
$850,001 - $900,000         8       6,973,500    0.76       5.876      716      871,688     74.85      80.36     12.33    100.00
$900,001 - $950,000         3       2,793,000    0.30       5.962      727      931,000     65.33      65.33      0.00     67.24
$950,001 - $1,000,000      11      10,954,298    1.19       5.803      707      995,845     71.48      78.42     18.26    100.00
$1,000,001 - $1,500,000     8      10,326,019    1.12       6.036      700    1,290,752     61.24      64.69     11.48     62.62
$1,500,001 & Above          3       5,297,500    0.57       6.443      665    1,765,833     66.29      70.25     31.05    100.00
---------------------- --------- ------------- --------- --------- -------- -----------  ---------- ---------  -------  -----------
Total:                  3,160    $921,703,538  100.00%      5.978%     716     $291,678     77.39%     86.44%    24.74%    76.96%
====================== ========= ============= ========= ========= ======== ===========  ========== =========  ======== ===========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                Distribution by Current Rate

                                          Pct. Of  Weighted   Weighted              Weighted   Weighted
                                          Pool By    Avg.       Avg.        Avg.       Avg.      Avg.       Pct.      Pct.
              Number Of    Principal     Principal  Gross     Current    Principal   Original   Combined    Full      Owner
Current Rate    Loans      Balance        Balance   Coupon      FICO       Balance     LTV       LTV        Doc      Occupied
------------- ---------- ------------- ----------- -------- ----------- ----------- ---------  -------  ----------- --------
4.50% & Below       3      $1,835,989      0.20%    4.484%      767     $611,996      79.74%    84.33%    100.00%   100.00%
4.51 - 5.00%       62      19,792,005      2.15     4.921       728      319,226      72.07     81.12      60.16     88.40
5.01 - 5.50%      619     187,965,675     20.39     5.390       727      303,660      75.10     84.44      38.97     91.55
5.51 - 6.00%    1,162     370,942,805     40.25     5.811       717      319,228      76.85     86.63      24.77     84.67
6.01 - 6.50%      717     201,091,609     21.82     6.299       709      280,462      78.08     86.84      17.58     69.37
6.51 - 7.00%      459     108,784,365     11.80     6.781       706      237,003      81.25     88.60      11.73     48.65
7.01 - 7.50%      116      24,946,942      2.71     7.282       712      215,060      83.27     89.42       3.98     29.14
7.51 - 8.00%       17       5,236,010      0.57     7.755       682      308,001      81.54     90.60       2.14     65.65
8.01 - 8.50%        5       1,108,137      0.12     8.181       693      221,627      81.45     87.84       0.00     66.20
------------- ---------- ------------- ----------- -------- ----------- ----------- ---------  -------  ----------- --------
Total:          3,160    $921,703,538    100.00%    5.978%      716     $291,678      77.39%    86.44%     24.74%    76.96%
============= ========== ============= =========== ======== =========== =========== =========  =======  =========== ========


                                                        Distribution by FICO

                                          Pct. Of  Weighted   Weighted              Weighted   Weighted
                                          Pool By    Avg.       Avg.        Avg.       Avg.      Avg.       Pct.      Pct.
              Number Of    Principal     Principal  Gross     Current    Principal   Original   Combined    Full      Owner
  FICO          Loans      Balance        Balance   Coupon      FICO      Balance      LTV       LTV        Doc      Occupied
------------- --------- -------------- ----------- -------- ----------- ----------- ---------  -------  ----------- --------
820 - 839          1        $328,450      0.04%      5.875%     820     $328,450      79.99%     99.99%   100.00%    100.00%
800 - 819         50      13,354,562      1.45       5.742      806      267,091      73.13      81.09     42.44      73.56
780 - 799        188      54,161,217      5.88       5.810      789      288,092      75.92      85.06     38.73      71.36
760 - 779        315      92,481,455     10.03       5.866      769      293,592      77.38      88.06     29.13      72.66
740 - 759        402     122,973,090     13.34       5.883      749      305,903      77.80      88.67     23.05      76.72
720 - 739        438     130,688,811     14.18       5.939      729      298,376      77.91      88.72     21.56      77.91
700 - 719        503     150,376,013     16.32       6.012      709      298,958      77.65      87.51     19.85      76.88
680 - 699        574     168,326,641     18.26       6.008      689      293,252      77.07      85.25     20.24      77.65
660 - 679        455     123,267,946     13.37       6.087      670      270,919      77.37      83.69     22.47      78.06
640 - 659        202      52,859,314      5.73       6.187      650      261,680      78.76      83.66     38.50      82.60
620 - 639         31      12,764,179      1.38       6.354      631      411,748      74.57      81.95     43.46      85.36
600 - 619          1         121,860      0.01       5.250      614      121,860      78.71      78.71    100.00     100.00
------------- --------- -------------- ----------- -------- ----------- ----------- ---------  -------  ----------- --------
Total:         3,160    $921,703,538    100.00%      5.978%     716     $291,678      77.39%     86.44%    24.74%     76.96%
============ ========== ============== =========== ======== =========== =========== =========  =======  =========== ========


                                                     Distribution by Original LTV

                                         Pct. Of   Weighted   Weighted              Weighted   Weighted
                                         Pool By     Avg.       Avg.        Avg.       Avg.      Avg.       Pct.      Pct.
               Number Of    Principal    Principal  Gross     Current    Principal   Original   Combined    Full      Owner
Original LTV     Loans      Balance      Balance    Coupon      FICO      Balance      LTV       LTV        Doc      Occupied
--------------  --------  ------------   --------- ---------- ---------  ---------- ---------- ---------  --------  ----------
 30.00% & Below     11      $2,095,438      0.23%     5.667%      713      $190,494     21.86%    26.40%     16.70%     80.51%
 30.01 - 40.00%     17       5,558,081      0.60      5.685       744       326,946     35.92     42.03      25.55      85.07
 40.01 - 50.00%     33      11,102,308      1.20      5.479       718       336,434     46.27     49.03      30.48      86.52
 50.01 - 60.00%     70      23,398,468      2.54      5.661       717       334,264     56.33     61.36      28.45      73.76
 60.01 - 70.00%    238      94,247,714     10.23      5.884       709       395,999     66.33     73.35      22.71      73.54
 70.01 - 80.00%  2,432     716,720,408     77.76      5.957       718       294,704     79.20     89.65      25.27      79.92
 80.01 - 85.00%     37       6,841,619      0.74      6.360       691       184,909     84.65     84.65      25.82      58.95
 85.01 - 90.00%    232      41,300,661      4.48      6.677       710       178,020     89.87     89.89      17.22      28.90
 90.01 - 95.00%     86      19,488,651      2.11      6.381       694       226,612     94.86     94.86      19.92      87.44
 95.01 - 100.00%     4         950,189      0.10      5.735       680       237,547    100.00    100.00     100.00     100.00
--------------  -------- -------------   --------- ---------- ---------  ---------- ---------- ---------  --------  ----------
Total:           3,160    $921,703,538    100.00%     5.978%      716      $291,678     77.39%    86.44%     24.74%     76.96%
==============  ======== =============   ========= ========== =========  ========== ========== =========  ========  ==========



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                     Distribution by Document Type

                                          Pct. Of   Weighted   Weighted              Weighted   Weighted
                                          Pool By     Avg.       Avg.        Avg.       Avg.      Avg.       Pct.      Pct.
                 Number Of    Principal   Principal  Gross     Current    Principal   Original   Combined    Full      Owner
Document Type     Loans       Balance     Balance    Coupon      FICO      Balance      LTV       LTV        Doc      Occupied
-------------   --------- -------------- ----------- -------- ----------- ----------- ---------  -------  ----------- --------
Full/Alt Doc       893     $228,074,494    24.74%     5.743%      718      $255,403     77.22%    86.74%    100.00%     75.12%
No Doc             711      168,138,658    18.24      6.205       704       236,482     76.60     80.16       0.00      62.76
Stated Income/
Stated Assets    1,556      525,490,386    57.01      6.007       719       337,719     77.72     88.32       0.00      82.31
-------------   --------- -------------- ----------  -------- ----------  ----------  ---------  -------  ----------  --------
Total:           3,160     $921,703,538   100.00%     5.978%      716      $291,678     77.39%    86.44%     24.74%     76.96%
=============   ========= ============== ==========  ======== ==========  ==========  =========  =======  ==========  ========


                                                    Distribution by Loan Purpose

                                          Pct. Of   Weighted   Weighted              Weighted   Weighted
                                          Pool By     Avg.       Avg.        Avg.       Avg.      Avg.       Pct.      Pct.
                Number Of     Principal   Principal  Gross     Current    Principal   Original   Combined    Full      Owner
Loan Purpose      Loans       Balance     Balance    Coupon      FICO      Balance      LTV       LTV        Doc      Occupied
-------------   --------- -------------  ----------  -------- ----------  ----------  ---------  -------  ----------  --------
Cashout Refi       683    $220,713,607     23.95%      5.945%    702      $323,153      72.51%    75.07%     23.90%     81.96%
Purchase         2,090     594,239,102     64.47       6.014     724       284,325      79.74     91.38      24.34      74.27
Rate/Term Refi     387     106,750,828     11.58       5.847     701       275,842      74.39     82.42      28.73      81.62
-------------   --------- -------------  ----------  -------- ----------  ----------  ---------  -------  ----------  --------
Total:           3,160    $921,703,538    100.00%      5.978%    716      $291,678      77.39%    86.44%     24.74%     76.96%
=============   ========= =============  ==========  ======== ==========  ==========  =========  =======  ==========  ========


                                                   Distribution by Occupancy Status

                                          Pct. Of   Weighted   Weighted              Weighted   Weighted
                                          Pool By     Avg.       Avg.        Avg.       Avg.      Avg.       Pct.      Pct.
  Occupancy     Number Of     Principal   Principal  Gross     Current    Principal   Original   Combined    Full      Owner
   Status         Loans       Balance     Balance    Coupon      FICO      Balance      LTV       LTV        Doc      Occupied
-------------   --------- -------------  ----------  -------- ----------  ----------  ---------  -------  ----------  --------
Non Owner          903     $175,483,935    19.04%     6.374%     721      $194,334      78.32%    82.32%     25.54%       0.00%
Owner Occupied   2,128      709,369,808    76.96      5.877      715       333,350      77.18     87.61      24.15      100.00
Second Home        129       36,849,794     4.00      6.043      715       285,657      77.07     83.52      32.38        0.00
-------------   --------- -------------  ----------  -------- ----------  ----------  ---------  -------   ----------  --------
Total:           3,160     $921,703,538   100.00%     5.978%     716      $291,678      77.39%    86.44%     24.74%      76.96%
=============   ========= =============  ==========  ======== ==========  ==========  =========  =======   ==========  ========



                                                     Distribution by Property Type


                                          Pct. Of   Weighted   Weighted              Weighted   Weighted
                                          Pool By     Avg.       Avg.        Avg.       Avg.      Avg.       Pct.      Pct.
  Property      Number Of     Principal   Principal  Gross     Current    Principal   Original   Combined    Full      Owner
   Type           Loans       Balance     Balance    Coupon      FICO      Balance      LTV       LTV        Doc      Occupied
-------------  ----------  ------------  ----------  -------- ----------  ----------  ---------  -------  ----------  ---------
2-4 Family         200      $58,600,937     6.36%     6.306%     714       $293,005     75.16%    80.27%     23.60%     37.14%
Condo              423      114,263,528    12.40      5.977      722        270,127     78.74     88.84      32.34      70.92
Co-op                1          148,077     0.02      5.375      785        148,077     90.00     90.00     100.00     100.00
Pud                686      199,240,157    21.62      5.930      719        290,438     77.99     87.71      29.84      79.56
Single Family    1,850      549,450,839    59.61      5.961      714        297,000     77.13     86.13      21.42      81.52
-------------  ----------  ------------  ----------  -------- ----------  ----------  ---------  -------  ----------  ---------
Total:           3,160     $921,703,538   100.00%     5.978%     716       $291,678     77.39%    86.44%     24.74%     76.96%
=============  ==========  ============  ==========  ======== ==========  ==========  =========  =======  ==========  =========



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                         Distribution by State

                                          Pct. Of   Weighted   Weighted              Weighted   Weighted
                                          Pool By     Avg.       Avg.        Avg.       Avg.      Avg.       Pct.      Pct.
                Number Of     Principal   Principal  Gross     Current    Principal   Original   Combined    Full      Owner
  State           Loans       Balance     Balance    Coupon      FICO      Balance      LTV       LTV        Doc      Occupied
-------------  ----------  ------------  ----------  -------- ----------  ----------  ---------  -------  ----------  ---------
CA - Northern     555      $232,243,693    25.20%     5.822%      721      $418,457     74.69%    85.02%     19.07%    87.98%
CA - Southern     470       195,925,078    21.26      5.872       721       416,862     76.82     86.83      21.58     89.06
FL                372        79,382,547     8.61      6.349       707       213,394     80.72     86.34      14.43     47.91
AZ                201        47,566,441     5.16      6.041       714       236,649     78.31     86.13      31.52     59.42
VA                155        44,082,029     4.78      6.012       717       284,400     77.87     87.94      34.68     83.34
WA                141        32,365,801     3.51      5.906       719       229,545     78.68     90.55      32.12     71.18
GA                173        29,833,203     3.24      6.048       702       172,446     81.80     87.88      25.35     62.66
IL                121        28,652,570     3.11      6.209       710       236,798     78.09     84.98      24.91     72.38
NV                101        28,556,990     3.10      5.905       729       282,742     78.00     86.87      24.63     68.40
MD                 99        28,291,754     3.07      5.871       716       285,775     78.60     89.10      49.38     79.17
Other             772       174,803,432    18.97      6.103       709       226,429     78.33     86.36      30.71     70.43
-------------  ----------  ------------  ----------  -------- ----------  ----------  ---------  -------  ----------  ---------
Total:          3,160      $921,703,538   100.00%     5.978%      716      $291,678     77.39%    86.44%     24.74%    76.96%
=============  ==========  ============  ==========  ======== ==========  ==========  =========  =======  ==========  =========


                                                       Distribution by Zip Code

                                          Pct. Of   Weighted   Weighted              Weighted   Weighted
                                          Pool By     Avg.       Avg.        Avg.       Avg.      Avg.       Pct.      Pct.
                Number Of     Principal   Principal  Gross     Current    Principal   Original   Combined    Full      Owner
  Zip Code        Loans       Balance     Balance    Coupon      FICO      Balance      LTV       LTV        Doc      Occupied
-------------  ----------  ------------  ----------  -------- ----------  ----------  ---------  -------  ----------  ---------
92563             16         $6,237,819     0.68%      5.857%    723      $389,864      79.98%    92.98%    17.96%     94.61%
95404              8          4,969,850     0.54       5.883     717       621,231      71.09     79.42     27.49      75.85
94901              8          4,105,000     0.45       5.536     712       513,125      65.31     72.16     11.40      75.77
94928              9          3,745,250     0.41       5.877     716       416,139      75.64     85.41      7.58     100.00
94947              8          3,131,900     0.34       5.720     729       391,488      74.69     79.31     18.38      75.54
95472              5          3,115,700     0.34       6.201     706       623,140      77.59     86.21      0.00     100.00
89052              8          3,006,599     0.33       5.896     741       375,825      76.84     84.71      6.95      64.49
94591              6          2,975,350     0.32       5.985     713       495,892      74.90     84.10     28.89     100.00
92683              6          2,959,600     0.32       6.087     686       493,267      79.05     84.87     14.97      54.28
91915              6          2,899,400     0.31       5.894     719       483,233      79.34     95.68     28.76     100.00
Other          3,080        884,557,069    95.97       5.982     716       287,194      77.48     86.52     25.09      76.64
-------------  ----------  ------------  ----------  -------- ----------  ----------  ---------  -------  ----------  ---------
Total:         3,160       $921,703,538   100.00%      5.978%    716      $291,678      77.39%    86.44%    24.74%     76.96%
============= ===========  ============  ==========  ======== ==========  ==========  =========  =======  ==========  =========


                                             Distribution by Remaining Months to Maturity

                                          Pct. Of   Weighted   Weighted              Weighted   Weighted
Remaining                                 Pool By     Avg.       Avg.        Avg.       Avg.      Avg.       Pct.      Pct.
Months To       Number Of     Principal   Principal  Gross     Current    Principal   Original   Combined    Full      Owner
Maturity          Loans       Balance     Balance    Coupon      FICO      Balance      LTV       LTV        Doc      Occupied
-------------  ----------  ------------  ----------  -------- ----------  ----------  ---------  -------  ----------  ---------
301 - 360        3,160      $921,703,538  100.00%    5.978%      716       $291,678    77.39%     86.44%     24.74%     76.96%
-------------  ----------  ------------  ----------  -------- ----------  ----------  ---------  -------  ----------  ---------
Total:           3,160      $921,703,538  100.00%    5.978%      716       $291,678    77.39%     86.44%     24.74%     76.96%
=============  ==========  ============= ==========  ======== ==========  ==========  =========  ======== ==========  =========



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                   Distribution by Amortization Type

                                          Pct. Of   Weighted   Weighted              Weighted   Weighted
                                          Pool By     Avg.       Avg.        Avg.       Avg.      Avg.       Pct.      Pct.
 Amortization   Number Of     Principal   Principal  Gross     Current    Principal   Original   Combined    Full      Owner
    Type          Loans       Balance     Balance    Coupon      FICO      Balance      LTV       LTV        Doc      Occupied
-------------  ----------  ------------  ----------  -------- ----------  ----------  ---------  --------  ---------  ---------
1 YEAR ARM         164      $46,859,760     5.08%     6.385%      698      $285,730      78.27%    87.46%    14.24%    56.22%
10 YEAR ARM         11        2,971,431     0.32      6.127       718       270,130      81.93     88.30     39.90     80.55
2 YEAR ARM         122       37,926,335     4.11      5.875       724       310,872      79.16     93.00     10.51     85.72
3 YEAR ARM         990      304,706,749    33.06      5.901       719       307,785      78.41     90.18     19.74     83.83
5 YEAR ARM       1,793      506,288,837    54.93      5.994       715       282,370      76.49     83.66     28.98     74.10
7 YEAR ARM          80       22,950,426     2.49      5.972       722       286,880      78.46     84.94     40.72     76.35
-------------  ----------  ------------  ----------  -------- ----------  ----------  ---------  --------  ---------  ---------
Total:           3,160     $921,703,538   100.00%     5.978%      716      $291,678      77.39%    86.44%    24.74%    76.96%
=============  ==========  ============  ==========  ======== ==========  ==========  =========  ========  =========  =========


                                                Distribution by Prepayment Term Months

                                           Pct. Of   Weighted   Weighted              Weighted   Weighted
  Prepayment                               Pool By     Avg.       Avg.        Avg.       Avg.      Avg.       Pct.      Pct.
    Term        Number Of     Principal   Principal  Gross     Current    Principal   Original   Combined    Full      Owner
   Months         Loans       Balance     Balance    Coupon      FICO      Balance      LTV       LTV        Doc      Occupied
-------------  ----------  ------------  ----------  -------- ----------  ----------  ---------  -------  ----------  ---------
0                2,634     $766,838,700    83.20%     5.969%     716       $291,131     77.54%     86.18%    25.95%      76.63%
6                    4        2,377,700     0.26      6.483      702        594,425     72.41      87.40      0.00       80.65
12                  24        8,360,902     0.91      5.964      725        348,371     71.20      80.96     28.36       64.14
24                   1          125,200     0.01      6.500      699        125,200     68.79     100.00      0.00      100.00
30                   3          433,759     0.05      5.780      723        144,586     76.00      84.87      0.00       82.95
36                 470      136,821,546    14.84      6.017      716        291,110     77.10      88.13     18.93       79.51
42                  13        2,581,837     0.28      6.009      709        198,603     77.54      87.96      0.00       56.24
60                  11        4,163,894     0.45      6.042      711        378,536     75.93      88.26     20.39       89.62
-------------  ----------  ------------  ----------  -------- ----------  ----------  ---------  -------  ----------  ---------
Total:           3,160     $921,703,538   100.00%     5.978%     716       $291,678     77.39%     86.44%    24.74%      76.96%
=============  ==========  ============  ==========  ======== ==========  ==========  =========  =======  ==========  =========


                                                     Distribution by Periodic Cap

                                           Pct. Of   Weighted   Weighted              Weighted   Weighted
                                           Pool By     Avg.       Avg.        Avg.       Avg.      Avg.       Pct.      Pct.
   Periodic     Number Of     Principal   Principal  Gross     Current    Principal   Original   Combined    Full      Owner
     Cap          Loans       Balance     Balance    Coupon      FICO      Balance      LTV       LTV        Doc      Occupied
-------------  ----------  ------------  ----------  -------- ----------  ----------  ---------  -------  ----------  ---------
1.00 - 1.49%      1,214    $381,439,575    41.38%     6.044%     716       $314,201     78.56%    90.24%    15.01%     83.39%
1.50 - 1.99%          1         996,100     0.11      6.000      679        996,100     70.00     84.05      0.00     100.00
2.00 - 2.49%      1,945     539,267,863    58.51      5.931      716        277,259     76.58     83.76     31.68      72.38
-------------  ----------  ------------  ----------  -------- ----------  ----------  ---------  -------  ----------  ---------
Total:            3,160    $921,703,538   100.00%     5.978%     716       $291,678     77.39%    86.44%    24.74%     76.96%
=============  ==========  ============  ==========  ======== ==========  ==========  =========  =======  ==========  =========



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                         Distribution by Months to Rate Reset

                                          Pct. Of   Weighted   Weighted              Weighted   Weighted
                                          Pool By     Avg.       Avg.        Avg.       Avg.      Avg.       Pct.      Pct.
Months To      Number Of     Principal   Principal  Gross     Current    Principal   Original   Combined    Full      Owner
Rate Reset      Loans        Balance      Balance   Coupon      FICO      Balance      LTV       LTV        Doc      Occupied
-------------  ---------   ------------  ----------  -------- ----------  ----------  ---------  -------  ----------  ---------
10 & Below         17      $6,528,601       0.71%    6.407%     690        $384,035     79.63%     89.19%    21.26%    58.94%
11 - 20           147      40,331,160       4.38     6.382      699         274,362     78.05      87.18     13.11     55.77
21 - 30           129      40,092,296       4.35     5.855      723         310,793     79.15      92.71     12.22     85.36
31 - 40           982     302,083,338      32.77     5.905      719         307,621     78.42      90.23     19.46     83.84
51 - 60         1,772     496,870,523      53.91     5.996      715         280,401     76.61      83.77     28.44     74.00
61 - 70            21       9,418,314       1.02     5.882      727         448,491     70.28      77.76     57.47     79.28
71 - 80             1         457,450       0.05     5.000      777         457,450     71.56      71.56    100.00    100.00
81 - 90            80      22,950,426       2.49     5.972      722         286,880     78.46      84.94     40.72     76.35
111 - 120          11       2,971,431       0.32     6.127      718         270,130     81.93      88.30     39.90     80.55
-------------  ---------   ------------  ----------  -------- ----------  ----------  ---------  -------  ----------  ---------
Total:          3,160    $921,703,538     100.00%    5.978%     716        $291,678    77.39%      86.44%    24.74%    76.96%
=============  ========= ==============  =========-  ======== =========== ==========  =========  ======== ==========  =========


                                                 Distribution by Maximum Lifetime Rate

                                          Pct. Of    Weighted   Weighted              Weighted   Weighted
                                          Pool By      Avg.       Avg.        Avg.       Avg.      Avg.       Pct.      Pct.
Maximum        Number Of     Principal   Principal   Gross     Current    Principal   Original   Combined    Full      Owner
Lifetime Rate   Loans        Balance      Balance    Coupon      FICO      Balance      LTV       LTV        Doc      Occupied
-------------  ---------   ------------  ----------  -------- ----------  ----------  ---------  -------  ----------  ---------
9.50 -  9.99%      10        $3,212,572      0.35%    4.670%      756     $321,257     80.82%     86.79%    100.00%    85.56%
10.00 -10.49%      86        23,588,403      2.56     5.243       716      274,284     75.13      81.49      54.12     80.43
10.50 -10.99%     519       140,204,809     15.21     5.682       713      270,144     77.49      84.77      35.95     79.74
11.00 -11.49%     636       177,738,863     19.28     5.739       717      279,464     76.54      84.75      30.21     81.73
11.50 -11.99%   1,070       329,751,437     35.78     5.903       721      308,179     77.14      86.94      23.00     80.85
12.00 -12.49%     518       155,090,685     16.83     6.315       714      299,403     77.98      87.18      14.89     67.84
12.50 -12.99%     257        75,910,754      8.24     6.741       701      295,373     79.10      90.70      10.25     69.28
13.00 -13.49%      52        13,067,076      1.42     7.087       710      251,290     79.65      89.96       9.73     35.89
13.50 -13.99%      10         2,517,339      0.27     7.699       681      251,734     81.43      85.24       0.00     49.00
14.00 -14.49%       2           621,600      0.07     8.053       688      310,800     80.00      85.79       0.00     42.08
-------------  ---------   ------------  ----------  -------- ----------  ----------  ---------  -------  ----------  ---------
Total:          3,160      $921,703,538    100.00%    5.978%      716     $291,678     77.39%     86.44%     24.74%    76.96%
=============  =========   ============  ==========  ========  ========= =========== ==========  ======== ==========  =========


                                                 Distribution by Minimum Lifetime Rate

                                          Pct. Of    Weighted  Weighted               Weighted  Weighted
                                          Pool By      Avg.      Avg.       Avg.        Avg.      Avg.       Pct.       Pct.
Minimum        Number Of     Principal   Principal   Gross     Current    Principal   Original  Combined    Full      Owner
Lifetime Rate   Loans        Balance      Balance    Coupon      FICO      Balance      LTV       LTV        Doc      Occupied
-------------  ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
1.99% & Below        1        $127,000      0.01%    5.125%      783      $127,000     67.91%    67.91%      0.00%     100.00%
2.00 - 2.49%     2,083     634,389,537     68.83     5.885       715       304,556     76.93     85.85      23.91       82.31
2.50 - 2.99%       933     240,523,465     26.10     6.210       716       257,796     78.92     87.95      26.29       62.62
3.00 - 3.49%       100      26,433,015      2.87     5.799       729       264,330     75.76     84.88      43.29       75.28
3.50 - 3.99%        14       6,586,251      0.71     6.511       721       470,447     74.91     88.86       6.07       59.66
4.00 - 4.49%         2         924,662      0.10     7.654       634       462,331     75.52     81.42       0.00       58.96
5.00 - 5.49%         1         325,000      0.04     5.375       673       325,000     69.59     69.59       0.00      100.00
5.50 - 5.99%        11       4,914,877      0.53     5.880       731       446,807     76.93     87.69      17.82       87.42
6.00 - 6.49%         9       4,611,700      0.50     6.231       723       512,411     75.19     93.45       0.00      100.00
6.50 - 6.99%         5       2,428,030      0.26     6.766       676       485,606     78.05     87.52      18.78      100.00
7.50 - 7.99%         1         440,000      0.05     7.750       726       440,000     80.00     99.95       0.00      100.00
-------------  ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:           3,160    $921,703,538    100.00%    5.978%      716      $291,678     77.39%    86.44%     24.74%      76.96%
=============  =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                        Distribution by Margin
                                          Pct. Of    Weighted  Weighted               Weighted Weighted
                                          Pool By      Avg.      Avg.       Avg.        Avg.     Avg.       Pct.      Pct.
               Number Of    Principal    Principal    Gross    Current    Principal   Original Combined    Full      Owner
   Margin        Loans       Balance      Balance     Coupon     FICO      Balance      LTV      LTV        Doc      Occupied
-------------  ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
1.99% & Below        1        $127,000      0.01%    5.125%      783      $127,000     67.91%    67.91%      0.00%     100.00%
2.00 - 2.49%     2,118     650,126,954     70.54     5.894       715       306,953     76.93     85.95      23.71       82.54
2.50 - 2.99%       935     240,063,702     26.05     6.210       717       256,753     78.92     87.91      26.34       62.39
3.00 - 3.49%        95      25,406,748      2.76     5.767       729       267,439     75.82     85.55      40.47       77.71
3.50 - 3.99%         8       4,058,371      0.44     6.722       707       507,296     73.68     85.45       9.85       38.59
4.00 - 4.49%         2         924,662      0.10     7.654       634       462,331     75.52     81.42       0.00       58.96
4.50 - 4.99%         1         996,100      0.11     6.000       679       996,100     70.00     84.05       0.00      100.00
-------------  ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:           3,160    $921,703,538    100.00%    5.978%      716      $291,678     77.39%    86.44%     24.74%      76.96%
=============  =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========


                                               Distribution by First Adjustment Cap
                                          Pct. Of    Weighted  Weighted               Weighted  Weighted
   First                                  Pool By      Avg.      Avg.       Avg.        Avg.      Avg.       Pct.      Pct.
 Adjustment    Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full      Owner
    Cap          Loans       Balance      Balance     Coupon     FICO      Balance      LTV       LTV        Doc     Occupied
-------------  ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
1.00% & Below        1        $617,039      0.07%     4.875%     691      $617,039     65.00%    80.00%      0.00%     100.00%
1.01 - 1.50%         1         996,100      0.11      6.000      679       996,100     70.00     84.05       0.00      100.00
1.51 - 2.00%       265      69,650,682      7.56      6.131      708       262,833     78.25     86.49      36.08       64.24
2.51 - 3.00%       228      65,746,264      7.13      5.841      725       288,361     78.10     90.26      22.95       83.49
4.51 - 5.00%     2,078     549,514,116     59.62      6.069      712       264,444     79.20     87.91      21.57       72.81
5.51 - 6.00%       586     235,052,337     25.50      5.761      725       401,113     72.78     81.96      29.49       88.44
6.51 - 7.00%         1         127,000      0.01      5.125      783       127,000     67.91     67.91       0.00      100.00
-------------  ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:           3,160    $921,703,538    100.00%     5.978%     716      $291,678     77.39%    86.44%     24.74%      76.96%
=============  =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========


                                               Distribution by Periodic Lifetime Cap
                                          Pct. Of    Weighted  Weighted               Weighted Weighted
                                          Pool By      Avg.      Avg.       Avg.        Avg.     Avg.       Pct.      Pct.
  Periodic     Number Of    Principal    Principal    Gross    Current    Principal   Original Combined    Full      Owner
Lifetime Cap     Loans       Balance      Balance     Coupon     FICO      Balance      LTV      LTV        Doc      Occupied
-------------  ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
4.00% & Below        1        $177,600      0.02%    5.875%      643      $177,600     95.00%    95.00%      0.00%     100.00%
4.51 - 5.00%     1,413     346,714,249     37.62     6.129       709       245,375     79.33     85.65      27.07       66.11
5.51 - 6.00%     1,743     573,071,550     62.18     5.888       720       328,785     76.24     86.93      23.42       83.45
6.51 - 7.00%         3       1,740,139      0.19     5.537       691       580,046     68.07     81.44       0.00      100.00
-------------  ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:           3,160    $921,703,538    100.00%    5.978%      716      $291,678     77.39%    86.44%     24.74%      76.96%
=============  =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========


                                                Distribution by Interest Only Loans
                                          Pct. Of    Weighted  Weighted               Weighted  Weighted
                                          Pool By      Avg.      Avg.        Avg.       Avg.      Avg.      Pct.      Pct.
  Interest     Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full      Owner
 Only Loans      Loans       Balance      Balance     Coupon     FICO      Balance      LTV       LTV       Doc       Occupied
-------------  ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
N                  331     $81,403,797      8.83%    6.130%      709      $245,933     77.59%    83.86%     29.61%      67.96%
Y                2,829     840,299,741     91.17     5.963       717       297,031     77.37     86.69      24.27       77.84
-------------  ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:           3,160    $921,703,538    100.00%    5.978%      716      $291,678     77.39%    86.44%     24.74%      76.96%
=============  =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========












This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                Distribution by Interest Only Term
                                          Pct. Of    Weighted  Weighted               Weighted  Weighted
                                          Pool By      Avg.      Avg.        Avg.       Avg.      Avg.      Pct.      Pct.
  Interest     Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full      Owner
 Only Loans      Loans       Balance      Balance     Coupon     FICO      Balance      LTV       LTV       Doc      Occupied
-------------  ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
0                  331     $81,403,797      8.83%    6.130%      709      $245,933     77.59%    83.86%     29.61%      67.96%
36                 227      72,300,523      7.84     5.748       720       318,505     77.32     86.88      33.83       79.00
60                 317     105,209,344     11.41     5.913       726       331,891     76.82     85.02      43.29       78.03
84                  40      10,422,184      1.13     5.989       737       260,555     78.44     83.40      50.97       59.41
120              2,245     652,367,690     70.78     5.995       714       290,587     77.45     86.99      19.72       77.97
-------------  ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:           3,160    $921,703,538    100.00%    5.978%      716      $291,678     77.39%    86.44%     24.74%      76.96%
=============  =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Group I Mortgage Loans(1)

Scheduled Principal Balance:                           $125,492,709
Number of Mortgage Loans:                                       611
Average Scheduled Principal Balance:                       $205,389
Interest Only Loans:                                         87.36%
Weighted Average Gross Coupon:                               6.150%
Weighted Average Net Coupon: (2)                             5.865%
Weighted Average FICO Score:                                    712
Weighted Average Original LTV Ratio:                         79.44%
Weighted Average Stated Remaining Term (months):                358
Weighted Average Seasoning (months):                              2
Weighted Average Months to Roll:                                 39
Weighted Average Gross Margin:                                2.57%
Weighted Average Initial Rate Cap:                            4.46%
Weighted Average Periodic Rate Cap:                           1.37%
Weighted Average Gross Maximum Lifetime Rate:                11.86%
(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.





                                               Distribution by Current Principal Balance
                                                 Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                 Pool By      Avg.      Avg.        Avg.       Avg.      Avg.     Pct.     Pct.
Current Principal    Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
    Balance            Loans       Balance      Balance     Coupon     FICO      Balance      LTV       LTV       Doc     Occupied
-------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
$50,000 & Below           2         $46,600      0.04%       6.659%     688       $23,300     64.59%   91.70%     34.55%      0.00%
$50,001 - $75,000        22       1,389,883      1.11        6.753      706        63,177     78.25    83.75      25.87      15.00
$75,001 - $100,000       44       3,929,416      3.13        6.296      719        89,305     80.23    88.16      33.98      38.25
$100,001 - $125,000      68       7,787,828      6.21        6.275      710       114,527     79.34    88.45      33.90      43.29
$125,001 - $150,000      66       9,138,613      7.28        6.064      719       138,464     77.40    86.92      44.96      49.17
$150,001 - $200,000     102      17,986,098     14.33        6.206      716       176,334     80.51    89.51      32.22      45.30
$200,001 - $250,000     116      26,146,202     20.83        6.188      712       225,398     80.45    89.07      31.71      64.57
$250,001 - $300,000     105      28,812,674     22.96        6.023      710       274,406     79.28    88.76      32.61     70.09
$300,001 - $350,000      61      19,960,334     15.91        6.167      707       327,219     80.64    90.32      16.75      82.50
$350,001 - $400,000      16       5,799,391      4.62        6.120      700       362,462     75.32    80.18      18.54      74.65
$400,001 - $450,000       5       2,160,370      1.72        6.273      726       432,074     78.70    87.62      20.52      20.14
$450,001 - $500,000       1         495,300      0.39        6.375      645       495,300     78.00    78.00       0.00       0.00
$500,001 - $550,000       1         510,000      0.41        6.000      716       510,000     73.38    73.38       0.00     100.00
$600,001 - $650,000       1         650,000      0.52        5.750      692       650,000     65.00    65.00       0.00       0.00
$650,001 - $700,000       1         680,000      0.54        5.875      786       680,000     68.27    68.27     100.00       0.00
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  611    $125,492,709    100.00%       6.150%     712      $205,389     79.44%   88.20%     29.87%     61.00%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  ========






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                     Distribution by Current Rate
                                               Pct. Of    Weighted  Weighted                Weighted  Weighted
                                               Pool By      Avg.      Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
    Current         Number Of    Principal    Principal    Gross    Current     Principal   Original  Combined    Full     Owner
     Rate             Loans       Balance      Balance     Coupon     FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
4.51 - 5.00%              9      $2,024,890       1.61%     4.899%    740       $224,988     79.98%    96.21%    90.32%     92.92%
5.01 - 5.50%             74      16,962,517      13.52      5.386     715        229,223     77.24     86.85     40.21      88.88
5.51 - 6.00%            186      40,132,035      31.98      5.837     713        215,764     78.36     87.53     36.43      68.33
6.01 - 6.50%            194      37,730,418      30.07      6.300     714        194,487     79.43     87.47     26.26      51.97
6.51 - 7.00%            112      22,450,460      17.89      6.807     706        200,451     81.64     90.95     17.82      43.43
7.01 - 7.50%             30       4,897,583       3.90      7.280     705        163,253     84.70     89.18      6.17      38.61
7.51 - 8.00%              6       1,294,805       1.03      7.787     666        215,801     82.98     83.84      0.00      70.69
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  611    $125,492,709     100.00%     6.150%    712       $205,389     79.44%    88.20%    29.87%     61.00%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========

                                                         Distribution by FICO
                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                 Pool By      Avg.     Avg.        Avg.       Avg.      Avg.       Pct.     Pct.
                     Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
     FICO              Loans       Balance      Balance     Coupon     FICO      Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
800 - 819                11      $2,404,095      1.92%     6.081%     804       $218,554     77.34%    85.66%     38.96%     65.99%
780 - 799                39       7,406,188      5.90      6.175      789        189,902     78.33     86.12      51.74      36.98
760 - 779                55      11,600,253      9.24      5.993      768        210,914     79.04     89.18      41.35      47.16
740 - 759                72      13,509,436     10.77      5.964      749        187,631     79.90     90.54      28.87      56.49
720 - 739                68      14,497,107     11.55      6.187      728        213,193     79.84     91.57      24.92      54.34
700 - 719                92      19,408,368     15.47      6.145      710        210,961     79.44     90.53      24.73      67.67
680 - 699               122      24,954,221     19.88      6.176      690        204,543     79.23     87.80      22.64      59.20
660 - 679               102      20,866,755     16.63      6.222      669        204,576     79.48     85.32      25.68      72.47
640 - 659                40       8,433,746      6.72      6.255      648        210,844     81.14     84.74      34.64      76.07
620 - 639                 9       2,290,680      1.83      6.567      633        254,520     77.82     81.58      67.76      72.91
600 - 619                 1         121,860      0.10      5.250      614        121,860     78.71     78.71     100.00     100.00
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  611    $125,492,709    100.00%     6.150%     712       $205,389     79.44%    88.20%     29.87%     61.00%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========

                                                    Distribution by Original LTV
                                                 Pct. Of    Weighted  Weighted             Weighted  Weighted
                                                 Pool By      Avg.      Avg.      Avg.       Avg.      Avg.      Pct.     Pct.
    Current         Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
  Original LTV        Loans       Balance      Balance     Coupon     FICO      Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
 30.00%& Below            1        $149,988      0.12%     5.750%     660       $149,988     21.13%    21.13%      0.00%    100.00%
 30.01 -40.00%            1          70,000      0.06      6.250      698         70,000     35.90     35.90       0.00     100.00
 40.01 -50.00%            5       1,168,801      0.93      5.533      715        233,760     43.98     51.95      65.35      65.35
 50.01 -60.00%            5         902,950      0.72      5.889      712        180,590     58.67     63.69      49.40      14.90
 60.01 -70.00%           34       7,624,940      6.08      6.048      719        224,263     67.19     72.75      40.26      43.23
 70.01 -80.00%          487     100,772,285     80.30      6.110      713        206,925     79.40     89.75      29.28      62.80
 80.01 -85.00%           10       1,468,454      1.17      6.425      690        146,845     84.64     84.64      51.55      61.49
 85.01 -90.00%           50       9,054,378      7.22      6.564      708        181,088     89.88     89.88      21.56      41.45
 90.01 -95.00%           17       4,071,314      3.24      6.565      684        239,489     94.82     94.82      19.08      97.66
 95.01 100.00%            1         209,600      0.17      6.240      648        209,600    100.00    100.00     100.00     100.00
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  611    $125,492,709    100.00%     6.150%     712       $205,389     79.44%    88.20%     29.87%     61.00%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                 Distribution by Document Type
                                                Pct. Of    Weighted   Weighted             Weighted   Weighted
                                                Pool By      Avg.      Avg.        Avg.       Avg.      Avg.      Pct.     Pct.
                     Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
Document Type         Loans        Balance      Balance    Coupon     FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
Full/Alt Doc            194     $37,483,153     29.87%     5.943%     717       $193,212     78.63%    88.40%    100.00%     57.31%
No Doc                  100      20,119,897     16.03      6.352      695        201,199     79.91     82.96       0.00      65.71
Stated Income/Stated
Assets                  317      67,889,659     54.10      6.205      714        214,163     79.75     89.64       0.00      61.64
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  611    $125,492,709    100.00%     6.150%     712       $205,389     79.44%    88.20%     29.87%     61.00%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========



                                          Distribution by Loan Purpose
                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
                     Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
Loan Purpose          Loans        Balance      Balance    Coupon     FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
Cashout Refi            109     $24,946,302     19.88%     6.206%     686       $228,865     76.44%    79.68%     28.96%     70.86%
Purchase                412      82,478,849     65.72      6.163      723        200,191     80.90     91.55      30.03      55.41
Rate/Term Refi           90      18,067,558     14.40      6.017      694        200,751     76.94     84.66      30.37      72.85
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  611    $125,492,709    100.00%     6.150%     712       $205,389     79.44%    88.20%     29.87%     61.00%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========



                                                   Distribution by Occupancy Status
                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
Occupancy            Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
  Status              Loans        Balance      Balance    Coupon     FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
Non Owner               251     $45,249,875     36.06%     6.372%     723       $180,278     78.70%    84.39%     33.93%      0.00%
Owner Occupied          339      76,544,348     61.00      6.024      705        225,795     79.85     90.62      28.06     100.00
Second Home              21       3,698,486      2.95      6.041      713        176,118     80.12     84.81      17.61       0.00
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  611    $125,492,709    100.00%     6.150%     712       $205,389     79.44%    88.20%     29.87%     61.00%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========



                                                  Distribution by Property Type
                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
Property             Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
 Type                 Loans        Balance      Balance    Coupon     FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
2-4 Family               70     $18,605,584     14.83%     6.353%     710       $265,794     77.04%    82.23%     22.92%     27.73%
Condo                    85      15,237,361     12.14      6.091      718        179,263     80.01     90.90      35.95      62.06
Pud                     127      27,512,605     21.92      6.037      717        216,635     80.19     89.68      36.48      66.88
Single Family           329      64,137,160     51.11      6.154      709        194,946     79.68     88.66      27.60      67.87
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  611    $125,492,709    100.00%     6.150%     712       $205,389     79.44%    88.20%     29.87%     61.00%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                         Distribution by State
                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
                     Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
  State               Loans        Balance      Balance    Coupon     FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
CA - Northern            50     $14,518,156     11.57%     5.982%     722       $290,363     77.66%    85.99%     13.82%     59.50%
CA - Southern            53      14,123,600     11.25      6.027      709        266,483     77.65     88.48      20.96      64.66
AZ                       49       9,377,328      7.47      6.160      704        191,374     80.18     87.08      41.85      47.24
IL                       45       9,317,211      7.42      6.353      703        207,049     78.56     87.46      16.49      68.45
NV                       36       7,650,168      6.10      6.088      720        212,505     78.91     86.74      34.64      49.61
VA                       32       7,328,255      5.84      6.190      716        229,008     79.11     86.16      42.00      69.32
WA                       34       6,300,006      5.02      6.039      722        185,294     79.25     90.96      45.23      49.64
FL                       36       5,834,695      4.65      6.419      726        162,075     80.73     88.83      21.58      47.73
MD                       22       4,867,520      3.88      5.933      706        221,251     80.12     90.84      48.43      76.03
CO                       24       4,593,809      3.66      6.112      701        191,409     80.41     92.90      25.53      83.33
Other                   230      41,581,961     33.13      6.216      708        180,791     80.52     88.59      32.92      61.68
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  611    $125,492,709    100.00%     6.150%     712       $205,389     79.44%    88.20%     29.87%     61.00%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========



                                                       Distribution by Zip Code
                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
                     Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
  Zip Code            Loans        Balance      Balance     Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
60618                     3      $1,152,318      0.92%     6.224%     687       $384,106     77.07%    80.60%      0.00%     70.64%
22026                     3         870,000      0.69      6.897      692        290,000     84.84     92.36      28.97      71.03
93635                     3         832,997      0.66      6.147      730        277,666     74.91     82.30      26.05      63.03
92201                     3         793,600      0.63      5.687      662        264,533     80.00     89.42      36.29     100.00
89052                     3         779,099      0.62      6.091      687        259,700     75.82     89.84       0.00      64.06
45219                     3         743,750      0.59      6.000      691        247,917     71.24     71.24      75.29       0.00
80210                     3         723,152      0.58      6.405      748        241,051     80.00     96.87       0.00      68.75
95765                     2         697,600      0.56      5.629      731        348,800     80.00     84.85      48.51     100.00
22554                     2         685,099      0.55      6.259      681        342,549     85.19     94.81      48.11     100.00
92563                     2         683,400      0.54      7.191      694        341,700     85.08     90.00       0.00      50.83
Other                   584     117,531,694     93.66      6.143      713        201,253     79.45     88.29      30.20      60.47
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  611    $125,492,709    100.00%     6.150%     712       $205,389     79.44%    88.20%     29.87%     61.00%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========



                                             Distribution by Remaining Months to Maturity

                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
  Remaining                                     Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
    Months           Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
  to Maturity         Loans        Balance      Balance     Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
301 - 360               611    $125,492,709    100.00%     6.150%     712       $205,389     79.44%    88.20%     29.87%     61.00%
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  611    $125,492,709    100.00%     6.150%     712       $205,389     79.44%    88.20%     29.87%     61.00%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                   Distribution by Amortization Type

                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
Amortization         Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
   Type               Loans        Balance      Balance     Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
1 YEAR ARM               39      $8,402,656      6.70%     6.318%     716       $215,453     80.10%    89.92%     13.97%     44.15%
10 YEAR ARM               3         351,009      0.28      7.059      748        117,003     79.44     96.08      61.84      60.84
2 YEAR ARM               45       9,491,852      7.56      6.055      712        210,930     78.45     89.79      20.22      72.90
3 YEAR ARM              349      71,818,395     57.23      6.163      716        205,783     79.28     89.10      29.08      63.27
5 YEAR ARM              158      32,009,723     25.51      6.102      700        202,593     80.06     85.44      34.91      56.22
7 YEAR ARM               17       3,419,073      2.72      6.086      724        201,122     78.06     85.70      61.93      66.31
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  611    $125,492,709    100.00%     6.150%     712       $205,389     79.44%    88.20%     29.87%     61.00%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========



                                                Distribution by Prepayment Term Months

                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
  Prepayment                                    Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
     Term            Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
    Months            Loans        Balance      Balance     Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
0                       450     $95,143,251     75.82%     6.144%     711       $211,429     79.74%    87.91%     30.24%     64.58%
12                        3         838,250      0.67      5.991      703        279,417     75.60     81.29       0.00       0.00
36                      152      28,383,608     22.62      6.175      714        186,734     78.59     89.32      30.68      50.11
42                        5         911,600      0.73      5.996      699        182,320     77.65     88.44       0.00      72.49
60                        1         216,000      0.17      6.750      642        216,000     80.00     95.00       0.00     100.00
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  611    $125,492,709    100.00%     6.150%     712       $205,389     79.44%    88.20%     29.87%     61.00%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========



                                                     Distribution by Periodic Cap
                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
 Periodic            Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
   Cap                Loans        Balance      Balance     Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
1.00 - 1.49%            379     $79,027,250     62.97%     6.231%     714       $208,515     79.50%    89.93%     22.62%     64.41%
2.00 - 2.49%            232      46,465,459     37.03      6.013      708        200,282     79.34     85.26      42.20      55.19
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  611    $125,492,709    100.00%     6.150%     712       $205,389     79.44%    88.20%     29.87%     61.00%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========



                                                 Distribution by Months to Rate Reset

                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
  Months to          Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
  Rate Reset          Loans        Balance      Balance     Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
10 & Below                4      $1,030,171      0.82%     6.106%     673       $257,543     79.92%    89.07%      0.00%     34.85%
11 - 20                  35       7,372,486      5.87      6.348      723        210,642     80.13     90.04      15.92      45.45
21 - 30                  48      10,210,136      8.14      6.067      711        212,711     78.73     89.47      24.16      71.14
31 - 40                 346      71,100,111     56.66      6.163      716        205,492     79.25     89.14      28.60      63.42
51 - 60                 158      32,009,723     25.51      6.102      700        202,593     80.06     85.44      34.91      56.22
81 - 90                  17       3,419,073      2.72      6.086      724        201,122     78.06     85.70      61.93      66.31
111 - 120                 3         351,009      0.28      7.059      748        117,003     79.44     96.08      61.84      60.84
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  611    $125,492,709    100.00%     6.150%     712       $205,389     79.44%    88.20%     29.87%     61.00%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                 Distribution by Maximum Lifetime Rate

                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
   Maximum           Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
Lifetime Rate         Loans        Balance      Balance     Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
9.50 - 9.99%              1        $229,600      0.18%     4.750%     782       $229,600     80.00%   100.00%    100.00%    100.00%
10.00 - 10.49%           10       2,057,169      1.64      5.355      684        205,717     81.80     86.60      45.76      89.15
10.50 - 10.99%           68      14,586,077     11.62      5.652      713        214,501     77.43     87.37      46.91      78.57
11.00 - 11.49%           91      19,365,350     15.43      5.748      711        212,806     79.66     86.76      44.30      70.76
11.50 - 11.99%          143      30,140,271     24.02      5.959      714        210,771     79.40     87.65      26.36      63.59
12.00 - 12.49%          159      31,739,221     25.29      6.270      715        199,618     79.35     87.82      26.46      50.77
12.50 - 12.99%          103      20,209,998     16.10      6.708      705        196,214     79.41     90.79      18.79      55.12
13.00 - 13.49%           30       5,931,443      4.73      7.129      717        197,715     81.38     90.41      12.69      28.09
13.50 - 13.99%            6       1,233,580      0.98      7.686      679        205,597     90.35     91.26       0.00     100.00
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  611    $125,492,709    100.00%     6.150%     712       $205,389     79.44%    88.20%     29.87%     61.00%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========



                                                 Distribution by Minimum Lifetime Rate

                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
   Minimum           Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
Lifetime Rate         Loans        Balance      Balance     Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
2.00 - 2.49%            225     $47,239,359     37.64%     5.956%     708       $209,953     80.27%    89.75%     27.70%     78.29%
2.50 - 2.99%            359      73,471,954     58.55      6.292      713        204,657     79.11     87.54      29.79      50.08
3.00 - 3.49%             26       4,401,921      3.51      5.708      734        169,305     77.03     84.19      57.09      62.83
4.00 - 4.49%              1         379,475      0.30      7.875      636        379,475     69.09     69.09       0.00       0.00
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  611    $125,492,709    100.00%     6.150%     712       $205,389     79.44%    88.20%     29.87%     61.00%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========



                                                        Distribution by Margin


                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
                     Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
   Margin             Loans        Balance      Balance     Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
2.00 - 2.49%            225     $47,239,359     37.64%     5.956%     708       $209,953     80.27%    89.75%     27.70%     78.29%
2.50 - 2.99%            359      73,471,954     58.55      6.292      713        204,657     79.11     87.54      29.79      50.08
3.00 - 3.49%             26       4,401,921      3.51      5.708      734        169,305     77.03     84.19      57.09      62.83
4.00 - 4.49%              1         379,475      0.30      7.875      636        379,475     69.09     69.09       0.00       0.00
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  611    $125,492,709    100.00%     6.150%     712       $205,389     79.44%    88.20%     29.87%     61.00%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                 Distribution by First Adjustment Cap

                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
    First                                       Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
 Adjustment          Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
     Cap              Loans        Balance       Balance    Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
1.51 - 2.00%             66     $14,010,489     11.16%     6.035%     718       $212,280     80.01%    87.86%     46.57%     61.24%
2.51 - 3.00%             72      14,001,723     11.16      5.952      720        194,468     78.02     88.03      31.66      69.17
4.51 - 5.00%            470      95,700,497     76.26      6.202      709        203,618     79.77     88.64      27.01      60.90
5.51 - 6.00%              3       1,780,000      1.42      5.829      722        593,333     68.47     68.47      38.20       0.00
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  611    $125,492,709    100.00%     6.150%     712       $205,389     79.44%    88.20%     29.87%     61.00%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========



                                                 Distribution by Periodic Lifetime Cap

                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
  Periodic                                      Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
  Lifetime           Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
    Cap               Loans        Balance       Balance    Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
4.51 - 5.00%            186     $36,666,596     29.22%     6.119%     703       $197,132     80.77%    86.57%     37.03%     60.17%
5.51 - 6.00%            425      88,826,112     70.78      6.163      716        209,003     78.89     88.87      26.91      61.33
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  611    $125,492,709    100.00%     6.150%     712       $205,389     79.44%    88.20%     29.87%     61.00%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========



                                                  Distribution by Interest Only Loans

                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
  Interest           Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
 Only Loans           Loans        Balance       Balance    Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
N                        84     $15,858,851     12.64%     6.189%     709       $188,796     80.39%    88.08%     30.06%     62.41%
Y                       527     109,633,858     87.36      6.144      712        208,034     79.30     88.22      29.84      60.79
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  611    $125,492,709    100.00%     6.150%     712       $205,389     79.44%    88.20%     29.87%     61.00%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========



                                                  Distribution by Interest Only Term

                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
  Interest           Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
 Only Term            Loans        Balance       Balance    Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
0                        84     $15,858,851     12.64%     6.189%     709       $188,796     80.39%    88.08%     30.06%     62.41%
36                       45       9,239,399      7.36      5.835      721        205,320     79.20     84.59      60.06      68.36
60                       40       8,974,866      7.15      5.989      723        224,372     76.78     83.46      62.00      45.55
84                        7       1,403,769      1.12      6.065      737        200,538     81.92     87.60      92.17      50.03
120                     435      90,015,823     71.73      6.193      710        206,933     79.52     89.07      22.56      61.70
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  611    $125,492,709    100.00%     6.150%     712       $205,389     79.44%    88.20%     29.87%     61.00%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Group II Mortgage Loans(1)

Scheduled Principal Balance:                                      $121,866,818
Number of Mortgage Loans:                                                  617
Average Scheduled Principal Balance:                                  $197,515
Interest Only Loans:                                                    88.25%
Weighted Average Gross Coupon:                                          6.174%
Weighted Average Net Coupon: (2)                                        5.837%
Weighted Average FICO Score:                                               707
Weighted Average Original LTV Ratio:                                    79.94%
Weighted Average Stated Remaining Term (months):                           357
Weighted Average Seasoning (months):                                         3
Weighted Average Months to Roll:                                            54
Weighted Average Gross Margin:                                           2.43%
Weighted Average Initial Rate Cap:                                       4.81%
Weighted Average Periodic Rate Cap:                                      1.75%
Weighted Average Gross Maximum Lifetime Rate:                           11.28%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.


                                               Distribution by Current Principal Balance

                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
Current Principal    Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
    Balance           Loans        Balance       Balance    Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
$50,000 & Below           2         $71,600      0.06%     6.626%     731        $35,800     77.10%    87.46%    100.00%      0.00%
$50,001 -   $75,000      18       1,228,403      1.01      6.698      718         68,245     77.17     85.39      16.57       6.04
$75,001 -  $100,000      52       4,685,525      3.84      6.368      708         90,106     80.70     83.71      34.54      24.74
$100,001 - $125,000      70       7,991,774      6.56      6.330      703        114,168     81.18     86.05      27.36      33.37
$125,001 - $150,000      83      11,415,065      9.37      6.204      714        137,531     81.42     86.16      30.85      30.06
$150,001 - $200,000     128      22,535,836     18.49      6.240      700        176,061     80.84     85.58      23.58      49.35
$200,001 - $250,000     104      23,270,925     19.10      6.078      712        223,759     80.01     85.58      20.25      55.41
$250,001 - $300,000      72      19,614,288     16.09      6.115      708        272,421     81.54     87.98      23.98      63.64
$300,001 - $350,000      57      18,615,035     15.27      6.013      702        326,580     78.20     85.96      29.81      67.09
$350,001 - $400,000      21       7,568,672      6.21      6.045      704        360,413     78.42     86.22      18.70      75.86
$400,001 - $450,000       4       1,691,536      1.39      6.626      716        422,884     69.74     74.75       0.00      48.95
$450,001 - $500,000       3       1,441,201      1.18      6.363      718        480,400     68.58     68.58       0.00      67.27
$500,001 - $550,000       1         519,206      0.43      7.375      688        519,206     80.00     80.00       0.00       0.00
$550,001 - $600,000       1         580,000      0.48      6.750      708        580,000     80.00     89.66       0.00       0.00
$600,001 - $650,000       1         637,752      0.52      7.250      743        637,752     75.00     90.00       0.00       0.00
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  617    $121,866,818    100.00%     6.174%     707       $197,515     79.94%    85.74%     24.04%     52.40%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                     Distribution by Current Rate

                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
  Current            Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
   Rate               Loans        Balance       Balance    Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
4.51 - 5.00%              2        $368,202      0.30%     4.993%     680       $184,101     98.34%    98.34%    100.00%    100.00%
5.01 - 5.50%             67      15,158,693     12.44      5.393      707        226,249     75.35     83.70      37.02      78.20
5.51 - 6.00%            218      44,449,542     36.47      5.820      706        203,897     78.01     84.04      31.31      65.80
6.01 - 6.50%            158      30,764,153     25.24      6.312      708        194,710     81.20     87.72      19.74      54.00
6.51 - 7.00%            133      23,560,725     19.33      6.809      710        177,148     83.56     86.85      11.55      22.68
7.01 - 7.50%             35       6,461,947      5.30      7.253      707        184,627     83.96     87.36       7.64       3.45
7.51 - 8.00%              4       1,103,555      0.91      7.819      683        275,889     78.05     90.00      10.15      18.85
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  617    $121,866,818    100.00%     6.174%     707       $197,515     79.94%    85.74%     24.04%     52.40%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========




                                                         Distribution by FICO

                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
                     Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
     FICO             Loans        Balance       Balance    Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
820 - 839                 1        $328,450      0.27%     5.875%     820       $328,450     79.99%    99.99%    100.00%    100.00%
800 - 819                 5       1,062,600      0.87      5.739      809        212,520     81.83     84.77      73.07      45.30
780 - 799                24       4,434,605      3.64      6.145      788        184,775     77.88     84.17      36.32      37.13
760 - 779                47       8,970,977      7.36      6.107      769        190,872     80.62     89.06      35.34      47.99
740 - 759                61      12,797,044     10.50      6.298      749        209,788     79.02     86.06      25.55      42.27
720 - 739                81      15,024,359     12.33      6.249      730        185,486     80.67     86.87      17.40      41.15
700 - 719               108      20,332,635     16.68      6.228      709        188,265     79.27     86.10      23.79      44.91
680 - 699               117      24,843,215     20.39      6.139      689        212,335     79.87     85.40      17.86      50.45
660 - 679               111      21,942,516     18.01      6.092      669        197,680     80.80     85.87      25.44      69.43
640 - 659                59      11,248,960      9.23      6.149      650        190,660     80.56     81.92      22.72      76.52
620 - 639                 3         881,457      0.72      6.629      630        293,819     69.34     78.94      12.89       0.00
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  617    $121,866,818    100.00%     6.174%     707       $197,515     79.94%    85.74%     24.04%     52.40%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========



                                                     Distribution by Original LTV


                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
                     Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
 Original LTV         Loans        Balance       Balance    Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
 30.00% & Below           2        $207,000      0.17%     5.722%     702       $103,500     20.02%    20.02%      0.00%    100.00%
 30.01 -  40.00%          3         560,756      0.46      5.731      731        186,919     35.77     44.56       0.00      41.02
 40.01 -  50.00%          3         913,000      0.75      5.390      708        304,333     44.43     44.43      19.39      80.61
 50.01 -  60.00%         13       2,622,627      2.15      5.769      709        201,741     55.84     60.75      18.63      60.06
 60.01 -  70.00%         24       5,740,852      4.71      5.971      691        239,202     65.71     74.15      12.60      43.08
 70.01 -  80.00%        433      86,879,157     71.29      6.115      709        200,645     79.32     86.70      25.82      55.53
 80.01 -  85.00%         16       3,228,481      2.65      6.091      694        201,780     84.52     84.52      25.47      53.67
 85.01 -  90.00%         87      14,300,426     11.73      6.739      706        164,373     89.83     89.83      14.24      20.61
 90.01 -  95.00%         34       7,081,003      5.81      6.295      701        208,265     94.77     94.77      32.21      75.98
 95.01 - 100.00%          2         333,516      0.27      5.248      680        166,758    100.00    100.00     100.00     100.00
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  617    $121,866,818    100.00%     6.174%     707       $197,515     79.94%    85.74%     24.04%     52.40%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                     Distribution by Document Type

                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
                     Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
Document Type         Loans        Balance      Balance     Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
Full/Alt Doc            157     $29,295,967     24.04%     5.948%     714       $186,599     80.87%    89.71%    100.00%     55.74%
No Doc                  278      52,521,682     43.10      6.199      697        188,927     80.32     83.41       0.00      45.75
Stated Income/Stated
Assets                  182      40,049,169     32.86      6.305      715        220,050     78.74     85.90       0.00      58.68
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  617    $121,866,818    100.00%     6.174%     707       $197,515     79.94%    85.74%     24.04%     52.40%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========




                                          Distribution by Loan Purpose

                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
                     Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
Loan Purpose          Loans        Balance      Balance     Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
Cashout Refi            156     $32,387,569     26.58%     6.124%     690       $207,613     76.48%    77.83%     22.80%     60.60%
Purchase                394      77,547,207     63.63      6.242      715        196,820     81.64     88.94      23.25      46.53
Rate/Term Refi           67      11,932,042      9.79      5.867      704        178,090     78.22     86.48      32.53      68.30
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  617    $121,866,818    100.00%     6.174%     707       $197,515     79.94%    85.74%     24.04%     52.40%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========



                                                   Distribution by Occupancy Status


                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
 Occupancy           Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
  Status              Loans        Balance      Balance     Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
Non Owner               308     $53,525,463     43.92%     6.419%     715       $173,784     79.85%    82.88%     22.18%      0.00%
Owner Occupied          286      63,859,764     52.40      5.945      701        223,286     79.46     87.86      25.57     100.00
Second Home              23       4,481,591      3.68      6.504      698        194,852     87.84     89.73      24.38       0.00
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  617    $121,866,818    100.00%     6.174%     707       $197,515     79.94%    85.74%     24.04%     52.40%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========



                                                     Distribution by Property Type


                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
  Property           Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
   Type               Loans        Balance      Balance     Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
2-4 Family               73     $17,275,669     14.18%     6.388%     718       $236,653     75.45%    80.16%     20.57%     20.97%
Condo                    74      13,675,028     11.22      6.242      716        184,798     80.95     86.83      32.51      47.91
Pud                     119      24,581,601     20.17      6.074      708        206,568     80.43     86.72      29.17      63.94
Single                  351      66,334,520     54.43      6.141      702        188,987     80.71     86.61      21.29      57.24
Family
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  617    $121,866,818    100.00%     6.174%     707       $197,515     79.94%    85.74%     24.04%     52.40%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                         Distribution by State

                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
                     Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
  State               Loans        Balance      Balance     Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
FL                      150     $25,652,661     21.05%     6.412%     699       $171,018     82.64%    85.37%      8.90%    34.53%
CA - Northern            61      16,320,063     13.39      6.066      708        267,542     76.12     83.59      17.25     62.03
CA - Southern            51      14,239,772     11.68      6.107      716        279,211     75.17     84.14      20.10     64.32
GA                       55       8,821,200      7.24      6.048      702        160,385     82.24     84.98      12.08     51.07
WA                       44       7,678,814      6.30      5.880      701        174,519     79.73     86.56      25.17     55.66
OR                       41       7,063,187      5.80      6.056      715        172,273     79.67     87.15      26.38     43.82
VA                       30       5,940,531      4.87      6.162      703        198,018     82.14     86.48      33.95     61.94
MD                       23       5,396,739      4.43      5.821      733        234,641     82.06     88.13      70.41     56.11
IL                       25       4,825,981      3.96      6.391      706        193,039     79.88     84.71      23.58     69.38
MA                       13       3,942,458      3.24      6.709      713        303,266     79.80     82.99      19.69     25.87
Other                   124      21,985,413     18.04      6.155      706        177,302     80.85     88.33      39.77     58.07
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  617    $121,866,818    100.00%     6.174%     707       $197,515     79.94%    85.74%     24.04%    52.40%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========



                                                       Distribution by Zip Code


                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
                     Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
 Zip Code             Loans        Balance      Balance     Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
97501                     7      $1,184,199      0.97%     6.171%     726       $169,171     82.47%    86.43%     42.45%     31.31%
94601                     3         955,900      0.78      6.892      651        318,633     65.23     74.09       0.00       0.00
31401                     4         730,750      0.60      5.775      700        182,688     71.59     71.59       0.00       0.00
11208                     2         716,000      0.59      7.014      703        358,000     80.00     92.42      48.60      48.60
95023                     2         700,357      0.57      5.691      666        350,178     72.62     72.62       0.00      50.83
95476                     2         700,000      0.57      5.807      707        350,000     67.83     74.69      45.71      45.71
30019                     2         691,900      0.57      6.497      692        345,950     77.80     86.50       0.00     100.00
21230                     4         691,000      0.57      6.056      735        172,750     86.12     89.99     100.00       0.00
22193                     3         673,190      0.55      6.459      711        224,397     82.65     82.65      34.46      73.53
20110                     3         672,400      0.55      6.037      698        224,133     81.86     81.86      21.53      50.40
Other                   585     114,151,121     93.67      6.168      708        195,130     80.15     86.04      23.70      53.38
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  617    $121,866,818    100.00%     6.174%     707       $197,515     79.94%    85.74%     24.04%     52.40%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========




                                             Distribution by Remaining Months to Maturity

                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
  Remaining                                     Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
  Months To          Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
  Maturity            Loans        Balance      Balance     Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
301 - 360               617    $121,866,818    100.00%     6.174%     707       $197,515     79.94%    85.74%     24.04%     52.40%

------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  617    $121,866,818    100.00%     6.174%     707       $197,515     79.94%    85.74%     24.04%     52.40%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                   Distribution by Amortization Type

                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
  Amortization       Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
      Type            Loans        Balance      Balance     Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
1 YEAR ARM               15      $4,170,704      3.42%     6.340%     721       $278,047     78.24%    90.39%      6.85%     40.34%
2 YEAR ARM               11       3,170,950      2.60      5.665      706        288,268     78.69     94.51       8.80      93.32
3 YEAR ARM               16       4,479,066      3.68      6.289      730        279,942     79.57     89.13      30.45      63.22
5 YEAR ARM              570     108,655,329     89.16      6.180      705        190,623     80.05     85.13      25.07      50.73
7 YEAR ARM                5       1,390,769      1.14      5.945      727        278,154     80.00     88.81       9.29      90.71
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  617    $121,866,818    100.00%     6.174%     707       $197,515     79.94%    85.74%     24.04%     52.40%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========




                                                Distribution by Prepayment Term Months

                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
  Prepayment                                    Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
     Term            Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
    Months            Loans        Balance      Balance     Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
0                       560    $111,288,276     91.32%     6.161%     706       $198,729     80.19%    85.39%     24.71%     52.10%
12                        3       1,105,000      0.91      6.436      714        368,333     66.26     75.31      28.96      67.42
30                        2         280,969      0.23      5.796      738        140,484     73.83     76.65       0.00      73.67
36                       49       8,690,673      7.13      6.313      719        177,361     78.95     91.70      17.01      52.41
42                        3         501,900      0.41      6.147      748        167,300     74.31     90.37       0.00      74.10

------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  617    $121,866,818    100.00%     6.174%     707       $197,515     79.94%    85.74%     24.04%     52.40%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========




                                                     Distribution by Periodic Cap

                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
  Periodic           Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
    Cap               Loans        Balance      Balance     Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
1.00 - 1.49%            141     $30,147,233     24.74%     6.305%     721       $213,810     78.13%    87.78%     21.57%     62.10%
2.00 - 2.49%            476      91,719,585     75.26      6.131      703        192,688     80.53     85.08      24.85      49.21
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  617    $121,866,818    100.00%     6.174%     707       $197,515     79.94%    85.74%     24.04%     52.40%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========




                                                 Distribution by Months to Rate Reset

                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
Months To            Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
Rate Reset            Loans        Balance      Balance     Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
11 - 20                  15      $4,170,704      3.42%     6.340%     721       $278,047     78.24%    90.39%      6.85%     40.34%
21 - 30                  11       3,170,950      2.60      5.665      706        288,268     78.69     94.51       8.80      93.32
31 - 40                  16       4,479,066      3.68      6.289      730        279,942     79.57     89.13      30.45      63.22
51 - 60                 570     108,655,329     89.16      6.180      705        190,623     80.05     85.13      25.07      50.73
81 - 90                   5       1,390,769      1.14      5.945      727        278,154     80.00     88.81       9.29      90.71
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  617    $121,866,818    100.00%     6.174%     707       $197,515     79.94%    85.74%     24.04%     52.40%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                 Distribution by Maximum Lifetime Rate

                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
  Maximum            Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
Lifetime Rate         Loans        Balance      Balance     Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
 9.50 -  9.99%            1        $247,602      0.20%     4.990%     688       $247,602    100.00%   100.00%    100.00%   100.00%
10.00 - 10.49%           25       5,699,734      4.68      5.298      698        227,989     77.96     85.84      49.99     87.09
10.50 - 10.99%          200      40,579,962     33.30      5.739      706        202,900     77.74     84.21      36.50     67.92
11.00 - 11.49%          159      31,077,910     25.50      6.121      708        195,459     79.88     86.25      18.62     60.50
11.50 - 11.99%          150      26,716,465     21.92      6.578      708        178,110     82.37     85.44      11.07     29.29
12.00 - 12.49%           65      12,638,430     10.37      6.917      710        194,437     82.76     87.29      16.14     19.78
12.50 - 12.99%           13       3,487,217      2.86      6.886      718        268,247     79.98     92.37       7.88     56.23
13.00 - 13.49%            2         636,000      0.52      7.061      713        318,000     80.00     92.58      51.57      0.00
13.50 - 13.99%            1         423,500      0.35      7.750      625        423,500     70.00     90.00       0.00      0.00
14.00 - 14.49%            1         360,000      0.30      8.000      707        360,000     80.00     90.00       0.00      0.00
------------------- ---------  -------------  ---------  ---------- ----------  ----------  --------  --------  ---------  ---------
Total:                  617    $121,866,818    100.00%     6.174%     707       $197,515     79.94%    85.74%     24.04%     52.40%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========



                                                 Distribution by Minimum Lifetime Rate


                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
  Minimum            Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
Lifetime Rate         Loans        Balance      Balance     Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
2.00 - 2.49%            425     $81,518,172     66.89%     6.145%     697       $191,807     80.54%   84.68%      16.88%     53.18%
2.50 - 2.99%            182      36,720,808     30.13      6.199      728        201,763     79.39    88.80       41.33      52.61
3.00 - 3.49%              6       1,575,656      1.29      5.562      723        262,609     67.46    71.68       23.04      75.68
3.50 - 3.99%              4       2,052,181      1.68      7.327      708        513,045     75.23    84.02        0.00       0.00
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  617    $121,866,818    100.00%     6.174%     707       $197,515     79.94%    85.74%     24.04%     52.40%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========




                                                        Distribution by Margin

                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
                     Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
  Margin              Loans        Balance      Balance     Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
2.00 - 2.49%            425     $81,518,172     66.89%     6.145%     697       $191,807     80.54%    84.68%     16.88%     53.18%
2.50 - 2.99%            182      36,720,808     30.13      6.199      728        201,763     79.39     88.80      41.33      52.61
3.00 - 3.49%              6       1,575,656      1.29      5.562      723        262,609     67.46     71.68      23.04      75.68
3.50 - 3.99%              4       2,052,181      1.68      7.327      708        513,045     75.23     84.02       0.00       0.00
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  617    $121,866,818    100.00%     6.174%     707       $197,515     79.94%    85.74%     24.04%     52.40%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========




                                                 Distribution by First Adjustment Cap

                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
  First                                         Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
Adjustment           Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
   Cap                Loans        Balance      Balance     Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
1.51 - 2.00%             19      $4,987,631      4.09%     6.192%     720       $262,507     80.26%    91.48%     22.11%     50.11%
2.51 - 3.00%             17       4,746,606      3.89      5.631      712        279,212     74.96     86.93      13.52      87.46
4.51 - 5.00%            577     110,359,603     90.56      6.193      707        191,264     80.38     85.69      24.97      50.96
5.51 - 6.00%              4       1,772,978      1.45      6.393      692        443,244     64.85     69.63       0.00      54.68
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  617    $121,866,818    100.00%     6.174%     707       $197,515     79.94%    85.74%     24.04%     52.40%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                 Distribution by Periodic Lifetime Cap

                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
   Periodic                                     Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
   Lifetime          Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
     Cap              Loans        Balance      Balance     Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
4.51 - 5.00%            573    $108,667,630     89.17%     6.174%     706       $189,647     80.48%    85.63%     25.18%     51.36%
5.51 - 6.00%             44      13,199,188     10.83      6.169      715        299,982     75.44     86.67      14.61      60.98
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  617    $121,866,818    100.00%     6.174%     707       $197,515     79.94%    85.74%     24.04%     52.40%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========



                                                  Distribution by Interest Only Loans


                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
  Interest           Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
 Only Loans           Loans        Balance      Balance     Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
N                        74     $14,320,582     11.75%     6.466%     703       $193,521     81.89%    85.75%     16.50%     41.37%
Y                       543     107,546,235     88.25      6.135      708        198,059     79.68     85.74      25.04      53.87
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  617    $121,866,818    100.00%     6.174%     707       $197,515     79.94%    85.74%     24.04%     52.40%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========



                                                  Distribution by Interest Only Term


                                                Pct. Of    Weighted  Weighted               Weighted  Weighted
                                                Pool By      Avg.     Avg.        Avg.        Avg.      Avg.      Pct.     Pct.
  Interest           Number Of    Principal    Principal    Gross    Current    Principal   Original  Combined    Full     Owner
 Only Term            Loans        Balance      Balance     Coupon    FICO       Balance      LTV       LTV       Doc     Occupied
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  --------- ---------
0                        74     $14,320,582     11.75%     6.466%     703       $193,521     81.89%    85.75%     16.50%     41.37%
36                       10       2,591,016      2.13      5.749      740        259,102     80.06     87.18      27.63      74.87
60                       87      17,443,446     14.31      6.015      736        200,499     79.08     86.79      54.33      59.95
84                        1         129,200      0.11      5.625      813        129,200     80.00     80.00     100.00       0.00
120                     445      87,382,574     71.70      6.171      701        196,365     79.78     85.50      19.01      52.11
------------------- ---------  -------------  ---------- --------- ----------  ----------  --------  --------  ---------  ---------
Total:                  617    $121,866,818    100.00%     6.174%     707       $197,515     79.94%    85.74%     24.04%     52.40%
=================== =========  =============  ========== ========= ==========  ==========  ========  ========  =========  =========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Group III Mortgage Loans(1)

    Scheduled Principal Balance:                                $674,344,011
    Number of Mortgage Loans:                                          1,932
    Average Scheduled Principal Balance:                            $349,039
    Interest Only Loans:                                              92.40%
    Weighted Average Gross Coupon:                                    5.910%
    Weighted Average Net Coupon: (2)                                  5.641%
    Weighted Average FICO Score:                                         718
    Weighted Average Original LTV Ratio:                              76.55%
    Weighted Average Stated Remaining Term (months):                     359
    Weighted Average Seasoning (months):                                   1
    Weighted Average Months to Roll:                                      48
    Weighted Average Gross Margin:                                     2.37%
    Weighted Average Initial Rate Cap:                                 4.97%
    Weighted Average Periodic Rate Cap:                                1.60%
    Weighted Average Gross Maximum Lifetime Rate:                     11.61%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.

                                          Distribution by Current Principal Balance

                                                  Pct. Of   Weighted  Weighted             Weighted  Weighted
                                                  Pool By     Avg.      Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
 Current Principal         Number    Principal   Principal   Gross     Current  Principal   Original  Combined     Full     Owner
      Balance             Of Loans    Balance     Balance    Coupon     FICO     Balance      LTV       LTV        Doc     Occupied
------------------------ --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
$50,000 & Below                5       $230,720     0.03%    6.575%     728      $46,144     77.28%    86.85%     59.30%     0.00%
$50,001 - $75,000             24      1,555,520     0.23     6.328      714       64,813     75.03     80.37      24.52     26.04
$75,001 - $100,000            56      4,985,301     0.74     6.149      723       89,023     77.88     84.47      35.81     41.30
$100,001 - $125,000           95     10,733,130     1.59     6.121      711      112,980     78.90     84.61      29.44     48.58
$125,001 - $150,000          108     14,944,231     2.22     6.076      720      138,373     79.71     88.45      36.88     54.63
$150,001 - $200,000          217     38,592,847     5.72     6.015      716      177,847     78.64     85.91      34.28     60.26
$200,001 - $250,000          194     43,828,724     6.50     5.819      721      225,921     76.87     86.60      43.38     81.63
$250,001 - $300,000          165     45,706,117     6.78     5.790      722      277,007     77.45     86.19      37.31     78.87
$300,001 - $350,000          146     47,461,522     7.04     5.734      720      325,079     77.83     86.39      36.06     87.19
$350,001 - $400,000          211     79,650,536    11.81     5.879      722      377,491     77.33     89.19      26.20     89.04
$400,001 - $450,000          205     87,291,553    12.94     5.964      720      425,812     77.50     89.49      15.18     89.76
$450,001 - $500,000          167     79,613,891    11.81     5.952      718      476,730     76.60     87.10      19.77     87.42
$500,001 - $550,000          100     52,496,372     7.78     5.856      721      524,964     75.57     85.40      11.09     90.01
$550,001 - $600,000           90     51,875,528     7.69     5.829      711      576,395     77.81     86.78      19.95     91.07
$600,001 - $650,000           62     39,324,273     5.83     5.971      721      634,262     75.61     88.72      14.66     90.30
$650,001 - $700,000           15     10,049,658     1.49     6.131      707      669,977     74.55     82.47      20.10     80.34
$700,001 - $750,000           22     16,069,070     2.38     5.965      724      730,412     75.29     84.65      17.88     95.45
$750,001 - $800,000            9      6,930,450     1.03     5.978      735      770,050     69.40     75.22      22.04     88.69
$800,001 - $850,000            8      6,660,250     0.99     5.908      713      832,531     76.69     79.45       0.00    100.00
$850,001 - $900,000            8      6,973,500     1.03     5.876      716      871,688     74.85     80.36      12.33    100.00
$900,001 - $950,000            3      2,793,000     0.41     5.962      727      931,000     65.33     65.33       0.00     67.24
$950,001 - $1,000,000         11     10,954,298     1.62     5.803      707      995,845     71.48     78.42      18.26    100.00
$1,000,001 - $1,500,000        8     10,326,019     1.53     6.036      700    1,290,752     61.24     64.69      11.48     62.62
$1,500,001 & Above             3      5,297,500     0.79     6.443      665    1,765,833     66.29     70.25      31.05    100.00
------------------------ --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
Total:                     1,932   $674,344,011   100.00%    5.910%     718     $349,039     76.55%    86.23%     23.92%    84.37%
======================== ========= ============= ========= ========= ========= =========== ========= ========== ========= ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                Distribution by Current Rate

                                                Pct. Of   Weighted  Weighted              Weighted  Weighted
                                                Pool By     Avg.      Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
                         Number    Principal   Principal   Gross     Current  Principal   Original  Combined     Full     Owner
    Current Rate        Of Loans    Balance     Balance    Coupon     FICO     Balance      LTV       LTV        Doc     Occupied
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
4.50% & Below                3     $1,835,989     0.27%    4.484%     767     $611,996     79.74%    84.33%    100.00%   100.00%
4.51 - 5.00%                51     17,398,913     2.58     4.922      727      341,155     70.59     79.00      55.81     87.63
5.01 - 5.50%               478    155,844,464    23.11     5.390      730      326,034     74.85     84.25      39.03     93.14
5.51 - 6.00%               758    286,361,228    42.47     5.806      720      377,785     76.46     86.90      22.12     89.89
6.01 - 6.50%               365    132,597,038    19.66     6.295      708      363,280     76.97     86.46      14.60     77.88
6.51 - 7.00%               214     62,773,180     9.31     6.762      704      293,333     80.24     88.42       9.62     60.27
7.01 - 7.50%                51     13,587,412     2.01     7.297      718      266,420     82.43     90.49       1.45     37.94
7.51 - 8.00%                 7      2,837,650     0.42     7.715      689      405,379     82.24     93.92       0.00     81.54
8.01 - 8.50%                 5      1,108,137     0.16     8.181      693      221,627     81.45     87.84       0.00     66.20
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
Total:                   1,932   $674,344,011   100.00%    5.910%     718     $349,039     76.55%    86.23%     23.92%    84.37%
====================== ========= ============= ========= ========= ========= =========== ========= ========== ========= ==========


                                                    Distribution by FICO

                                                Pct. Of   Weighted  Weighted              Weighted  Weighted
                                                Pool By     Avg.      Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
                         Number    Principal   Principal   Gross     Current  Principal   Original  Combined     Full     Owner
         FICO           Of Loans    Balance     Balance    Coupon     FICO     Balance      LTV       LTV        Doc     Occupied
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
800 - 819                   34     $9,887,868     1.47%    5.660%     807     $290,820     71.17%    79.59%     40.00%    78.43%
780 - 799                  125     42,320,423     6.28     5.711      789      338,563     75.30     84.97      36.70     80.96
760 - 779                  213     71,910,226    10.66     5.815      769      337,607     76.71     87.75      26.39     79.86
740 - 759                  269     96,666,610    14.33     5.817      749      359,355     77.34     88.75      21.91     84.11
720 - 739                  289    101,167,345    15.00     5.858      729      350,060     77.23     88.59      21.69     86.74
700 - 719                  303    110,635,010    16.41     5.949      709      365,132     77.04     87.25      18.27     84.37
680 - 699                  335    118,529,205    17.58     5.945      689      353,819     76.02     84.69      20.24     87.23
660 - 679                  242     80,458,674    11.93     6.050      670      332,474     75.88     82.67      20.83     81.86
640 - 659                  103     33,176,608     4.92     6.182      650      322,103     77.55     83.97      44.84     86.31
620 - 639                   19      9,592,042     1.42     6.278      631      504,844     74.27     82.31      40.46     96.17
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
Total:                   1,932   $674,344,011   100.00%    5.910%     718     $349,039     76.55%    86.23%     23.92%    84.37%
====================== ========= ============= ========= ========= ========= =========== ========= ========== ========= ==========


                                                Distribution by Original LTV

                                                Pct. Of   Weighted  Weighted              Weighted  Weighted
                                                Pool By     Avg.      Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
                         Number    Principal   Principal   Gross     Current  Principal   Original  Combined     Full     Owner
     Original LTV       Of Loans    Balance     Balance    Coupon     FICO     Balance      LTV       LTV        Doc     Occupied
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------

 30.00%& Below               8     $1,738,450     0.26%    5.653%     718     $217,306     22.14%    27.62%     20.13%    76.50%
 30.01 -40.00%              13      4,927,325     0.73     5.672      747      379,025     35.94     41.83      28.82     89.88
 40.01 -50.00%              25      9,020,507     1.34     5.481      720      360,820     46.75     49.12      27.08     89.86
 50.01 -60.00%              52     19,872,891     2.95     5.637      718      382,171     56.28     61.34      28.79     78.24
 60.01 -70.00%             180     80,881,922    11.99     5.863      710      449,344     66.30     73.35      21.78     78.56
 70.01 -80.00%           1,512    529,068,966    78.46     5.902      720      349,913     79.15     90.11      24.42     87.19
 80.01 -85.00%              11      2,144,684     0.32     6.722      686      194,971     84.84     84.84       8.75     65.16
 85.01 -90.00%              95     17,945,858     2.66     6.684      714      188,904     89.90     89.94      17.41     29.18
 90.01 -95.00%              35      8,336,334     1.24     6.364      694      238,181     94.95     94.95       9.88     92.19
 95.01-100.00%               1        407,074     0.06     5.875      696      407,074    100.00    100.00     100.00    100.00
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
Total:                   1,932   $674,344,011   100.00%    5.910%     718     $349,039     76.55%    86.23%     23.92%    84.37%
====================== ========= ============= ========= ========= ========= =========== ========= ========== ========= ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                Distribution by Document Type

                                                Pct. Of   Weighted  Weighted              Weighted  Weighted
                                                Pool By     Avg.      Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
                         Number    Principal   Principal   Gross     Current  Principal   Original  Combined     Full     Owner
    Document Type       Of Loans    Balance     Balance    Coupon     FICO     Balance      LTV       LTV        Doc     Occupied
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
Full/Alt Doc               542   $161,295,374    23.92%    5.659%     720     $297,593     76.22%    85.81%    100.00%    82.77%
No Doc                     333     95,497,079    14.16     6.178      709      286,778     73.85     77.79       0.00     71.50
State Income/
 Stated Assets           1,057    417,551,558    61.92     5.947      720      395,035     77.29     88.33       0.00     87.93
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
Total:                   1,932   $674,344,011   100.00%    5.910%     718     $349,039     76.55%    86.23%     23.92%    84.37%
====================== ========= ============= ========= ========= ========= =========== ========= ========== ========= ==========


                                                Distribution by Loan Purpose

                                                Pct. Of   Weighted  Weighted              Weighted  Weighted
                                                Pool By     Avg.      Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
                         Number    Principal   Principal   Gross     Current  Principal   Original  Combined     Full     Owner
    Loan Purpose        Of Loans    Balance     Balance    Coupon     FICO     Balance      LTV       LTV        Doc     Occupied
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
Cashout Refi               418   $163,379,736    24.23%    5.869%     707     $390,861     71.12%    73.82%     23.34%    87.89%
Purchase                 1,284    434,213,047    64.39     5.945      725      338,172     79.19     91.78      23.46     82.80
Rate/Term Refi             230     76,751,228    11.38     5.804      702      333,701     73.19     81.27      27.75     85.76
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
Total:                   1,932   $674,344,011   100.00%    5.910%     718     $349,039     76.55%    86.23%     23.92%    84.37%
====================== ========= ============= ========= ========= ========= =========== ========= ========== ========= ==========


                                              Distribution by Occupancy Status
                                                Pct. Of   Weighted  Weighted              Weighted  Weighted
                                                Pool By     Avg.      Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
      Occupancy          Number    Principal   Principal   Gross     Current  Principal   Original  Combined     Full     Owner
        Status          Of Loans    Balance     Balance    Coupon     FICO     Balance      LTV       LTV        Doc     Occupied
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
Non Owner                  344    $76,708,597    11.38%    6.344%     725     $222,990     77.04%    80.71%     22.94%     0.00%
Owner Occupied           1,503    568,965,696    84.37     5.849      717      378,553     76.56     87.17      23.47    100.00
Second Home                 85     28,669,717     4.25     5.971      717      337,291     75.00     82.38      35.54      0.00
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
Total:                   1,932   $674,344,011   100.00%    5.910%     718     $349,039     76.55%    86.23%     23.92%    84.37%
====================== ========= ============= ========= ========= ========= =========== ========= ========== ========= ==========


                                                Distribution by Property Type

                                                Pct. Of   Weighted  Weighted              Weighted  Weighted
                                                Pool By     Avg.      Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
     Property            Number    Principal   Principal   Gross     Current  Principal   Original  Combined     Full     Owner
       Type             Of Loans    Balance     Balance    Coupon     FICO     Balance      LTV       LTV        Doc     Occupied
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
2-4 Family                  57    $22,719,684     3.37%    6.206%     715     $398,591     73.39%    78.75%     26.46%    57.14%
Condo                      264     85,351,140    12.66     5.914      724      323,300     78.16     88.80      31.67     76.19
Co-op                        1        148,077     0.02     5.375      785      148,077     90.00     90.00     100.00    100.00
Pud                        440    147,145,951    21.82     5.886      721      334,423     77.17     87.51      28.71     84.54
Single Family            1,170    418,979,159    62.13     5.903      716      358,102     76.17     85.67      20.49     87.45
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
Total:                   1,932   $674,344,011   100.00%    5.910%     718     $349,039     76.55%    86.23%     23.92%    84.37%
====================== ========= ============= ========= ========= ========= =========== ========= ========== ========= ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by State

                                                Pct. Of   Weighted  Weighted              Weighted  Weighted
                                                Pool By     Avg.      Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
                         Number    Principal   Principal   Gross     Current  Principal   Original  Combined     Full     Owner
        State           Of Loans    Balance     Balance    Coupon     FICO     Balance      LTV       LTV        Doc     Occupied
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
CA - Northern              444   $201,405,474    29.87%    5.790%     722     $453,616     74.36%    85.06%     19.60%    92.14%
CA - Southern              366    167,561,705    24.85     5.838      722      457,819     76.89     86.92      21.76     93.22
FL                         186     47,895,191     7.10     6.306      709      257,501     79.70     86.56      16.51     55.10
AZ                         148     37,573,714     5.57     6.000      716      253,876     77.82     85.80      27.81     63.43
VA                          93     30,813,243     4.57     5.940      721      331,325     76.75     88.65      33.08     90.79
WA                          63     18,386,981     2.73     5.871      726      291,857     78.05     92.07      30.52     85.03
NV                          53     18,241,711     2.71     5.824      735      344,183     76.94     86.98      21.30     76.86
MD                          54     18,027,495     2.67     5.870      713      333,843     77.16     88.92      43.35     86.91
CO                          71     17,971,163     2.66     5.934      696      253,115     76.21     86.10      36.36     80.81
GA                          95     17,300,811     2.57     6.051      702      182,114     81.25     89.02      33.25     71.89
Other                      359     99,166,523    14.71     6.044      713      276,230     77.14     84.55      27.45     77.36
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
Total:                   1,932   $674,344,011   100.00%    5.910%     718     $349,039     76.55%    86.23%     23.92%    84.37%
====================== ========= ============= ========= ========= ========= =========== ========= ========== ========= ==========

                                                  Distribution by Zip Code

                                                Pct. Of   Weighted  Weighted              Weighted  Weighted
                                                Pool By     Avg.      Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
                         Number    Principal   Principal   Gross     Current  Principal   Original  Combined     Full     Owner
       Zip Code         Of Loans    Balance     Balance    Coupon     FICO     Balance      LTV       LTV        Doc     Occupied
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
92563                       14     $5,554,419     0.82%    5.693%     726     $396,744     79.36%    93.34%     20.17%   100.00%
95404                        8      4,969,850     0.74     5.883      717      621,231     71.09     79.42      27.49     75.85
94901                        8      4,105,000     0.61     5.536      712      513,125     65.31     72.16      11.40     75.77
94928                        9      3,745,250     0.56     5.877      716      416,139     75.64     85.41       7.58    100.00
94947                        8      3,131,900     0.46     5.720      729      391,488     74.69     79.31      18.38     75.54
95472                        5      3,115,700     0.46     6.201      706      623,140     77.59     86.21       0.00    100.00
94591                        6      2,975,350     0.44     5.985      713      495,892     74.90     84.10      28.89    100.00
94941                        4      2,881,000     0.43     6.214      694      720,250     60.20     72.63       0.00    100.00
95687                        6      2,767,988     0.41     5.765      750      461,331     74.02     91.30      22.58    100.00
92508                        6      2,625,718     0.39     5.926      722      437,620     77.53     90.11      54.29    100.00
Other                    1,858    638,471,836    94.68     5.914      718      343,634     76.74     86.39      24.21     83.96
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
Total:                   1,932   $674,344,011   100.00%    5.910%     718     $349,039     76.55%    86.23%     23.92%    84.37%
====================== ========= ============= ========= ========= ========= =========== ========= ========== ========= ==========


                                        Distribution by Remaining Months to Maturity

                                                Pct. Of   Weighted  Weighted              Weighted  Weighted
      Remaining                                 Pool By     Avg.      Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
      Months To          Number    Principal   Principal   Gross     Current  Principal   Original  Combined     Full     Owner
      Maturity          Of Loans    Balance     Balance    Coupon     FICO     Balance      LTV       LTV        Doc     Occupied
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
301 - 360                1,932   $674,344,011   100.00%    5.910%     718     $349,039     76.55%    86.23%     23.92%    84.37%
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
Total:                   1,932   $674,344,011   100.00%    5.910%     718     $349,039     76.55%    86.23%     23.92%    84.37%
====================== ========= ============= ========= ========= ========= =========== ========= ========== ========= ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                              Distribution by Amortization Type

                                                Pct. Of   Weighted  Weighted              Weighted  Weighted
                                                Pool By     Avg.      Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
    Amortization         Number    Principal   Principal   Gross     Current  Principal   Original  Combined     Full     Owner
        Type            Of Loans    Balance     Balance    Coupon     FICO     Balance      LTV       LTV        Doc     Occupied
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
1 YEAR ARM                 110    $34,286,400     5.08%    6.407%     690     $311,695     77.82%    86.50%     15.21%    61.11%
10 YEAR ARM                  8      2,620,422     0.39     6.003      714      327,553     82.27     87.26      36.96     83.19
2 YEAR ARM                  66     25,263,533     3.75     5.833      731      382,781     79.49     94.02       7.08     89.57
3 YEAR ARM                 625    228,409,288    33.87     5.811      719      365,455     78.11     90.54      16.60     90.70
5 YEAR ARM               1,065    365,623,784    54.22     5.929      719      343,309     75.12     83.06      29.62     82.61
7 YEAR ARM                  58     18,140,584     2.69     5.953      721      312,769     78.41     84.50      39.13     77.14
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
Total:                   1,932   $674,344,011   100.00%    5.910%     718     $349,039     76.55%    86.23%     23.92%    84.37%
====================== ========= ============= ========= ========= ========= =========== ========= ========== ========= ==========


                                           Distribution by Prepayment Term Months

                                                Pct. Of   Weighted  Weighted              Weighted  Weighted
    Prepayment                                  Pool By     Avg.      Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
       Term              Number    Principal   Principal   Gross     Current  Principal   Original  Combined     Full     Owner
      Months            Of Loans    Balance     Balance    Coupon     FICO     Balance      LTV       LTV        Doc     Occupied
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
0                        1,624   $560,407,173    83.10%    5.901%     719     $345,078     76.63%    86.04%     25.46%    83.55%
6                            4      2,377,700     0.35     6.483      702      594,425     72.41     87.40       0.00     80.65
12                          18      6,417,652     0.95     5.880      729      356,536     71.48     81.88      31.97     71.95
24                           1        125,200     0.02     6.500      699      125,200     68.79    100.00       0.00    100.00
30                           1        152,790     0.02     5.750      696      152,790     80.00    100.00       0.00    100.00
36                         269     99,747,265    14.79     5.947      717      370,808     76.51     87.48      15.75     90.23
42                           5      1,168,337     0.17     5.960      699      233,667     78.84     86.55       0.00     35.88
60                          10      3,947,894     0.59     6.003      715      394,789     75.71     87.89      21.50     89.05
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
Total:                   1,932   $674,344,011   100.00%    5.910%     718     $349,039     76.55%    86.23%     23.92%    84.37%
====================== ========= ============= ========= ========= ========= =========== ========= ========== ========= ==========


                                                Distribution by Periodic Cap

                                                Pct. Of   Weighted  Weighted              Weighted  Weighted
                                                Pool By     Avg.      Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
      Periodic           Number    Principal   Principal   Gross     Current  Principal   Original  Combined     Full     Owner
         Cap            Of Loans    Balance     Balance    Coupon     FICO     Balance      LTV       LTV        Doc     Occupied
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
1.00 - 1.49%               694   $272,265,093    40.37%    5.961%     717     $392,313     78.34%    90.60%     12.07%    91.25%
1.50 - 1.99%                 1        996,100     0.15     6.000      679      996,100     70.00     84.05       0.00    100.00
2.00 - 2.49%             1,237    401,082,818    59.48     5.876      720      324,238     75.35     83.28      32.02     79.67
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
Total:                   1,932   $674,344,011   100.00%    5.910%     718     $349,039     76.55%    86.23%     23.92%    84.37%
====================== ========= ============= ========= ========= ========= =========== ========= ========== ========= ==========


                                            Distribution by Months to Rate Reset

                                                Pct. Of   Weighted  Weighted              Weighted  Weighted
                                                Pool By     Avg.      Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
      Months To          Number    Principal   Principal   Gross     Current  Principal   Original  Combined     Full     Owner
      Rate Reset        Of Loans    Balance     Balance    Coupon     FICO     Balance      LTV       LTV        Doc     Occupied
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
10 & Below                  13     $5,498,430     0.82%    6.463%     693     $422,956     79.58%    89.21%     25.25%    63.46%
11 - 20                     97     28,787,970     4.27     6.396      690      296,783     77.49     85.98      13.29     60.66
21 - 30                     70     26,711,210     3.96     5.796      729      381,589     79.36     93.74       8.06     89.85
31 - 40                    620    226,504,161    33.59     5.817      720      365,329     78.13     90.59      16.38     90.66
51 - 60                  1,044    356,205,470    52.82     5.930      719      341,193     75.25     83.20      28.89     82.70
61 - 70                     21      9,418,314     1.40     5.882      727      448,491     70.28     77.76      57.47     79.28
71 - 80                      1        457,450     0.07     5.000      777      457,450     71.56     71.56     100.00    100.00
81 - 90                     58     18,140,584     2.69     5.953      721      312,769     78.41     84.50      39.13     77.14
111 - 120                    8      2,620,422     0.39     6.003      714      327,553     82.27     87.26      36.96     83.19
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
Total:                   1,932   $674,344,011   100.00%    5.910%     718     $349,039     76.55%    86.23%     23.92%    84.37%
====================== ========= ============= ========= ========= ========= =========== ========= ========== ========= ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                            Distribution by Maximum Lifetime Rate

                                                Pct. Of   Weighted  Weighted              Weighted  Weighted
                                                Pool By     Avg.      Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
      Maximum            Number    Principal   Principal   Gross     Current  Principal   Original  Combined     Full     Owner
   Lifetime Rate        Of Loans    Balance     Balance    Coupon     FICO     Balance      LTV       LTV        Doc     Occupied
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
9.50 - 9.99%                 8     $2,735,370     0.41%    4.634%     760     $341,921     79.15%    84.48%    100.00%    83.04%
10.00 -10.49%               51     15,831,500     2.35     5.209      727      310,422     73.24     79.26      56.70     76.89
10.50 -10.99%              251     85,038,770    12.61     5.660      716      338,800     77.37     84.60      33.80     85.58
11.00 -11.49%              386    127,295,604    18.88     5.645      720      329,781     75.25     84.08      30.90     88.58
11.50 -11.99%              777    272,894,701    40.47     5.830      723      351,216     76.38     87.01      23.80     87.80
12.00 -12.49%              294    110,713,034    16.42     6.259      715      376,575     77.04     86.98      11.43     78.22
12.50 -12.99%              141     52,213,540     7.74     6.744      698      370,309     78.92     90.55       7.10     75.63
13.00 -13.49%               20      6,499,632     0.96     7.051      704      324,982     78.05     89.30       2.94     46.51
13.50 -13.99%                3        860,259     0.13     7.691      712      286,753     74.27     74.27       0.00      0.00
14.00 -14.49%                1        261,600     0.04     8.125      663      261,600     80.00     80.00       0.00    100.00
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
Total:                   1,932   $674,344,011   100.00%    5.910%     718     $349,039     76.55%    86.23%     23.92%    84.37%
====================== ========= ============= ========= ========= ========= =========== ========= ========== ========= ==========


                                            Distribution by Minimum Lifetime Rate

                                                Pct. Of   Weighted  Weighted              Weighted  Weighted
                                                Pool By     Avg.      Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
      Minimum            Number    Principal   Principal   Gross     Current  Principal   Original  Combined     Full     Owner
   Lifetime Rate        Of Loans    Balance     Balance    Coupon     FICO     Balance      LTV       LTV        Doc     Occupied
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
1.99% & Below                1       $127,000     0.02%    5.125%     783     $127,000     67.91%    67.91%      0.00%   100.00%
2.00 - 2.49%             1,433    505,632,006    74.98     5.836      719      352,849     76.04     85.67      24.69     87.38
2.50 - 2.99%               392    130,330,703    19.33     6.166      715      332,476     78.68     87.93      20.08     72.51
3.00 - 3.49%                68     20,455,438     3.03     5.837      729      300,815     76.13     86.05      41.88     77.93
3.50 - 3.99%                10      4,534,070     0.67     6.142      727      453,407     74.76     91.05       8.82     86.67
4.00 - 4.49%                 1        545,187     0.08     7.500      633      545,187     80.00     90.00       0.00    100.00
5.00 - 5.49%                 1        325,000     0.05     5.375      673      325,000     69.59     69.59       0.00    100.00
5.50 - 5.99%                11      4,914,877     0.73     5.880      731      446,807     76.93     87.69      17.82     87.42
6.00 - 6.49%                 9      4,611,700     0.68     6.231      723      512,411     75.19     93.45       0.00    100.00
6.50 - 6.99%                 5      2,428,030     0.36     6.766      676      485,606     78.05     87.52      18.78    100.00
7.50 - 7.99%                 1        440,000     0.07     7.750      726      440,000     80.00     99.95       0.00    100.00
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
Total:                   1,932   $674,344,011   100.00%    5.910%     718     $349,039     76.55%    86.23%     23.92%    84.37%
====================== ========= ============= ========= ========= ========= =========== ========= ========== ========= ==========


                                                   Distribution by Margin

                                                Pct. Of   Weighted  Weighted              Weighted  Weighted
                                                Pool By     Avg.      Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
                         Number    Principal   Principal   Gross     Current  Principal   Original  Combined     Full     Owner
       Margin           Of Loans    Balance     Balance    Coupon     FICO     Balance      LTV       LTV        Doc     Occupied
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
1.99% & Below                1       $127,000     0.02%    5.125%     783     $127,000     67.91%    67.91%      0.00%   100.00%
2.00 - 2.49%             1,468    521,369,424    77.32     5.849      719      355,156     76.06     85.80      24.42     87.52
2.50 - 2.99%               394    129,870,940    19.26     6.166      715      329,622     78.68     87.86      20.15     72.12
3.00 - 3.49%                63     19,429,171     2.88     5.797      729      308,400     76.22     86.99      38.12     81.24
3.50 - 3.99%                 4      2,006,190     0.30     6.102      706      501,547     72.09     86.91      19.94     78.07
4.00 - 4.49%                 1        545,187     0.08     7.500      633      545,187     80.00     90.00       0.00    100.00
4.50 - 4.99%                 1        996,100     0.15     6.000      679      996,100     70.00     84.05       0.00    100.00
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
Total:                   1,932   $674,344,011   100.00%    5.910%     718     $349,039     76.55%    86.23%     23.92%    84.37%
====================== ========= ============= ========= ========= ========= =========== ========= ========== ========= ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                            Distribution by First Adjustment Cap

                                                Pct. Of   Weighted  Weighted              Weighted  Weighted
        First                                   Pool By     Avg.      Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
     Adjustment          Number    Principal   Principal   Gross     Current  Principal   Original  Combined     Full     Owner
         Cap            Of Loans    Balance     Balance    Coupon     FICO     Balance      LTV       LTV        Doc     Occupied
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
1.00% & Below                1       $617,039     0.09%    4.875%     691     $617,039     65.00%    80.00%      0.00%   100.00%
1.01 - 1.50%                 1        996,100     0.15     6.000      679      996,100     70.00     84.05       0.00    100.00
1.51 - 2.00%               180     50,652,562     7.51     6.151      704      281,403     77.57     85.62      34.55     66.46
2.51 - 3.00%               139     46,997,935     6.97     5.829      729      338,115     78.44     91.26      21.30     87.36
4.51 - 5.00%             1,031    343,454,016    50.93     5.992      715      333,127     78.66     88.41      18.97     83.15
5.51 - 6.00%               579    231,499,359    34.33     5.756      725      399,826     72.87     82.16      29.64     89.38
6.51 - 7.00%                 1        127,000     0.02     5.125      783      127,000     67.91     67.91       0.00    100.00
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
Total:                   1,932   $674,344,011   100.00%    5.910%     718     $349,039     76.55%    86.23%     23.92%    84.37%
====================== ========= ============= ========= ========= ========= =========== ========= ========== ========= ==========


                                            Distribution by Periodic Lifetime Cap

                                                Pct. Of   Weighted  Weighted              Weighted  Weighted
                                                Pool By     Avg.      Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
      Periodic           Number    Principal   Principal   Gross     Current  Principal   Original  Combined     Full     Owner
    Lifetime Cap        Of Loans    Balance     Balance    Coupon     FICO     Balance      LTV       LTV        Doc     Occupied
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
4.00% & Below                1       $177,600     0.03%    5.875%     643     $177,600     95.00%    95.00%      0.00%    100.00%
4.51 - 5.00%               654    201,380,023    29.86     6.106      712      307,921     78.45     85.49      26.28      75.15
5.51 - 6.00%             1,274    471,046,250    69.85     5.828      721      369,738     75.76     86.57      23.01      88.25
6.51 - 7.00%                 3      1,740,139     0.26     5.537      691      580,046     68.07     81.44       0.00     100.00
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
Total:                   1,932   $674,344,011   100.00%    5.910%     718     $349,039     76.55%    86.23%     23.92%    84.37%
====================== ========= ============= ========= ========= ========= =========== ========= ========== ========= ==========


                                             Distribution by Interest Only Loans

                                                Pct. Of   Weighted  Weighted              Weighted  Weighted
                                                Pool By     Avg.      Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
       Interest          Number    Principal   Principal   Gross     Current  Principal   Original  Combined     Full     Owner
      Only Loans        Of Loans    Balance     Balance    Coupon     FICO     Balance      LTV       LTV        Doc     Occupied
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
N                          173    $51,224,363     7.60%    6.018%     711     $296,095     75.52%    82.03%     33.13%    77.11%
Y                        1,759    623,119,648    92.40     5.902      719      354,247     76.63     86.58      23.16     84.97
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
Total:                   1,932   $674,344,011   100.00%    5.910%     718     $349,039     76.55%    86.23%     23.92%    84.37%
====================== ========= ============= ========= ========= ========= =========== ========= ========== ========= ==========


                                             Distribution by Interest Only Term

                                                Pct. Of   Weighted  Weighted              Weighted  Weighted
                                                Pool By     Avg.      Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
       Interest          Number    Principal   Principal   Gross     Current  Principal   Original  Combined     Full     Owner
      Only Term         Of Loans    Balance     Balance    Coupon     FICO     Balance      LTV       LTV        Doc     Occupied
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
0                          173    $51,224,363     7.60%    6.018%     711     $296,095     75.52%    82.03%     33.13%    77.11%
36                         172     60,470,108     8.97     5.735      719      351,570     76.91     87.21      30.08     80.80
60                         190     78,791,031    11.68     5.882      724      414,690     76.33     84.80      38.71     85.74
84                          32      8,889,215     1.32     5.983      736      277,788     77.87     82.78      43.75     61.75
120                      1,365    474,969,293    70.43     5.925      718      347,963     76.63     86.87      19.32     85.81
---------------------- --------- ------------- --------- --------- --------- ----------- --------- ---------- --------- ----------
Total:                   1,932   $674,344,011   100.00%    5.910%     718     $349,039     76.55%    86.23%     23.92%    84.37%
====================== ========= ============= ========= ========= ========= =========== ========= ========== ========= ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.